SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]    Preliminary Proxy Statement          [ ]    Confidential, for Use of the
[ ]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant
       to Rule 14a-11(c) or Rule 14a-12

                              Warren Resources Inc.
               -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         Title of each class of securities to which transaction applies:


         --------------------------------------------------------------

         Aggregate number of securities to which transaction applies:


         --------------------------------------------------------------

         Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



         Proposed maximum aggregate value of transaction:

         --------------------------------------------------------------


         Total fee paid:

         --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         Amount Previously Paid:


         --------------------------------------------------------------


         Form, Schedule or Registration Statement No.:


         --------------------------------------------------------------


         Filing Party:


         --------------------------------------------------------------


         Date Filed:


         --------------------------------------------------------------

                              WARREN RESOURCES INC.
                          489 FIFTH AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10017

                               November ___, 2001

Dear Shareholder:

         You are cordially invited to attend the Special Meeting of Shareholders of Warren Resources Inc. (the "Company") to be held at [___________________], on ___________, December ___, 2001 at _____ a.m., local time. The matters to be acted upon at that meeting are set forth and described in the Notice of Special Meeting and Proxy Statement which accompany this letter. We request that you read these documents carefully.

         Among the matters to be acted upon at the meeting is a proposal to approve the reincorporation of the Company in the state of Delaware. Please note that, in order to approve the proposed reincorporation, we must obtain the affirmative vote FOR THE PROPOSAL of the holders of at least two-thirds of the shares of the Company's common stock outstanding on the record date for the meeting. We are in the process of becoming a publicly-reporting company and, with our new status in mind, we believe that this action is essential for the reasons discussed in the enclosed Proxy Statement.

         We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a shareholder and vote. You may vote in one of three ways:

         o        By telephone: Call 1-800 (PROXIES) (1-800-776-9437)

         o        By internet: Go to www.voteproxy.com; or

         o By Mail: Please mark, sign, date and mail the enclosed proxy card to American Stock Transfer & Trust Company in the enclosed postage-paid envelope.

         IF YOU VOTE BY TELEPHONE OR THE INTERNET YOU DO NOT NEED TO RETURN THE PROXY CARD. You may, of course, attend the meeting and vote in person even if you have previously mailed your proxy card or voted by telephone or internet.

                                            Sincerely,


                                            Norman F. Swanton
                                            Chairman and Chief Executive Officer

           ESPECIALLY AS A RESULT OF THE NEED TO OBTAIN AN AFFIRMATIVE TW0-THIRDS VOTE FOR THE REINCORPORATION IN DELAWARE, IT IS
            IMPORTANT THAT YOU VOTE YOUR PROXY AS SOON AS POSSIBLE.

                              WARREN RESOURCES INC.

         --------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               NOVEMBER ___, 2001
         --------------------------------------------------------------

                                                              New York, New York
                                                              November __, 2001

To the Shareholders of
Warren Resources Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of WARREN RESOURCES INC., a New York corporation (the "Company"), will be held on December __, 2001 at 9:00 a.m. local time in the offices of [___________________________] for the purpose of considering and acting upon the following matters:

                           (1) To approve the reincorporation of the Company in the State of Delaware (the "Reincorporation"), which would be effected under an Agreement and Plan of Merger (the "Merger Agreement") by and between the Company and Warren Resources, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("WRI-Delaware"), pursuant to which the Company will merge with and into WRI-Delaware (the "Merger") and WRI-Delaware will survive the Merger;

                           (2)      To approve the Company's 2001 Stock
                                    Incentive Plan (the "2001 Plan");

                           (3) To approve the Company's 2001 Key Employee Stock Incentive Plan (the "Key Employee Plan");

                           (4) To approve the Company's 2000 Equity Incentive Plan for Employees of Petroleum Development Corporation (the "2000 Plan"); and

                           (5) The transaction of such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

         The Reincorporation, the 2001 Plan, the Key Employee Plan, the 2000 Plan and other related matters are more fully described in the attached Proxy Statement and Annexes thereto.

         Any proxy may be revoked by a shareholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Meeting.

         It is important that your shares be represented and voted at the Meeting. Please vote in one of these ways:

         o        By telephone: Call 1-800 (PROXIES) (1-800-776-9437)

         o        By internet: Go to www.voteproxy.com; or

         o By Mail: Please mark, sign, date and mail the enclosed proxy card to American Stock Transfer & Trust Company in the enclosed postage-paid envelope. Any proxy may be revoked prior to its exercise at the Meeting.

         This Notice of Special Meeting, the Proxy Statement and the enclosed proxy are being mailed to shareholders on or about November __, 2001.

                                             By Order of the Board of Directors,


                                          -----------------------------------
                                             Secretary

                              WARREN RESOURCES INC.
                          489 FIFTH AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10017

             PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER __, 2001

         This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Warren Resources Inc., a New York corporation (the "Company") for use at a Special Meeting of Shareholders (the "Meeting") to be held on November __, 2001 at 9:00 a.m. local time in the offices of [_______________] and at any adjournment(s) of the Meeting.

         The cost of preparing, assembling, printing, mailing and distributing the Notice of Special Meeting of Shareholders, this proxy statement, and Proxies is to be borne by the Company. The Company has engaged American Stock Transfer & Trust Company to assist in the distribution of proxy materials and the solicitation of votes. For its services, American Stock Transfer & Trust Company will receive a fee of $_____, plus reimbursement of certain out-of-pocket expenses. The Company also will reimburse brokers who are holders of record of Common Stock for their reasonable out-of-pocket expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph, email or personal interview. The mailing date of this Proxy Statement is on or about _________, 2001.

         At the Meeting, the shareholders of the Company will be asked to consider and vote upon the following matters:

                           (1) To approve the reincorporation of the Company in the State of Delaware (the "Reincorporation"), which would be effected under an Agreement and Plan of Merger (the "Merger Agreement") by and between the Company and Warren Resources, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("WRI-Delaware"), pursuant to which the Company will merge with and into WRI-Delaware (the "Merger") and WRI-Delaware will survive the Merger;

                           (2)      To approve the Company's 2001 Stock
                                    Incentive Plan (the "2001 Plan");

                           (3) To approve the Company's 2001 Key Employee Stock Incentive Plan (the "Key Employee Plan");

                           (4) To approve the Company's 2000 Equity Incentive Plan for Employees of Petroleum Development Corporation (the "2000 Plan"); and

                           (5) The transaction of such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

         The board of directors has fixed the close of business on October 31, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). At the close of business on the Record Date, there were outstanding and entitled to vote an aggregate of 17,537,579 shares of common stock, $.001 par value per share, of the Company. Shareholders are entitled to one vote per share.

         The presence of a majority of the outstanding shares entitled to vote, present in person or represented by proxy, is required to constitute a quorum for the transaction of business at the Meeting. Proxies submitted which contain abstentions or so-called "broker non-votes" (instances in which brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) will be deemed present at the Meeting for determining the presence of a quorum.

         The affirmative vote of the holders of at least two-thirds of the shares of the Company's common stock outstanding on the Record Date is required for approval of the Reincorporation. The affirmative vote of the majority of the shares of the Company's common stock outstanding on the Record Date is required for approval of the 2001 Plan, the Key Employee Plan and the 2000 Plan and to permit the grant of options under the Plans free of preemptive rights of shareholders. As a result, for each of the proposals, abstentions and broker non-votes will have the same effect as negative votes.

         You are cordially invited to attend the Meeting. If you may not be attending the Meeting, you are urged to vote by proxy. All shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy. If no such specifications are made, shares will be voted FOR approval of the Reincorporation proposal, the 2001 Plan, the Key Employee Plan and the 2000 Plan.

                                   HOW TO VOTE

YOUR VOTE IS IMPORTANT. YOU CAN SAVE US THE EXPENSE OF A SECOND MAILING BY VOTING PROMPTLY. SHAREHOLDERS OF RECORD CAN VOTE BY TELEPHONE, ON THE INTERNET OR BY MAIL AS DESCRIBED BELOW. IF YOU ARE A BENEFICIAL OWNER, PLEASE REFER TO YOUR PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BANK, BROKER OR OTHER HOLDER OF RECORD TO SEE WHICH OPTIONS ARE AVAILABLE TO YOU.

VOTE BY TELEPHONE

You can vote by calling the toll-free telephone number noted on your proxy card. Telephone voting is available 24 hours a day AND WILL BE ACCESSIBLE UNTIL 11:59 P.M. ON DECEMBER __, 2001. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate shareholders by using individual control numbers. IF YOU VOTE BY TELEPHONE YOU DO NOT NEED TO RETURN YOUR PROXY CARD. IF YOU ARE LOCATED OUTSIDE THE U.S. AND CANADA, SEE YOUR PROXY CARD FOR ADDITIONAL INSTRUCTIONS.

VOTE ON THE INTERNET

You also can choose to vote on the Internet. The web site for Internet voting is on your proxy card. Internet voting is available 24 hours a day AND WILL BE ACCESSIBLE UNTIL 11:59 P.M. ON DECEMBER __, 2001. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials. IF YOU VOTE ON THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

VOTE BY MAIL

If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to American Stock Transfer in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to Warren Resources Inc., c/o American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005.

VOTING AT THE SPECIAL MEETING

The method you use to vote will not limit your right to vote at the Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

All shares that have been properly voted and not revoked will be voted at the Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

VOTING ON OTHER MATTERS

If other matters are properly presented at the Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this Proxy Statement went to press, we did not know of any other matters to be raised at the Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of our common stock as of September 30, 2001 by:

         o each person we know to own beneficially more than 5% of our common stock, if any;
         o        each of our directors and director nominee;
         o        our executive officers; and
         o        all directors and executive officers as a group.

         Unless otherwise indicated, each person named in the table has sole voting power and investment power, or shares this power with his or her spouse, with respect to all shares of our common stock listed as owned by such person.

         The table includes all shares beneficially owned by each shareholder, which includes any shares as to which the individual has sole or shared voting power or investment power and any shares which the individual has the right to acquire within 60 days after September 30, 2001 through the exercise of any stock option or other right.

                                                                                      SHARES
            NAME OF BENEFICIAL                                                     BENEFICIALLY              PERCENT OF
                  OWNER                                 OFFICE                         OWNED                 OWNERSHIP
-----------------------------------------    ------------------------------   ----------------------------------------------
Norman F. Swanton(1)(2)                      President, Chief Executive               2,504,733                14.3%
                                             Officer and Chairman of the
                                             Board of Directors

James C. Johnson, Jr. (3)                    Executive Vice President and             1,152,500                6.6%
                                             President of PEDCO

Gregory S. Johnson (3)                       Senior Vice President and                1,002,500                5.7%
                                             Vice President of PEDCO

                                       4

                                                                                      SHARES
            NAME OF BENEFICIAL                                                     BENEFICIALLY              PERCENT OF
                  OWNER                                 OFFICE                         OWNED                 OWNERSHIP
-----------------------------------------    ------------------------------   ----------------------------------------------
Timothy A. Larkin (2)                        Senior Vice President and                   50,000                  *
                                             Chief Financial Officer

David E. Fleming  (2)                        Senior Vice President and                   10,000                  *
                                             General Counsel

Jack B. King (4)                             Vice President and Director                 17,707                  *
                                             of National Sales and
                                             Marketing

Dominick D'Alleva (4)                                 Director                           45,521                  *

Anthony L. Coelho (4)                                 Director                           -0-                    -0-

Lloyd G. Davies (4)                                   Director                           -0-                    -0-

Victor E. Millar (4)                                  Director                          269,501                1.5%

Marshall Miller (4)                                   Director                          739,000                4.2%

Thomas G. Noonan(4) (5)                               Director                          744,333                4.2%

James A. Thompson (4)                                 Director                           32,154                  *

Michael R. Quinlan (4) (6)                                                               78,000                  *

All directors and executive
officers as a group (14                                                               6,645,949                37.9%
persons) (2) (4)

* Less than 1% of the outstanding common stock.

(1) Does not include 368,000 shares of common stock owned by the Swanton Family Trust and 368,000 shares of common stock owned by the Virginia Trust of Eire, as to which Mr. Noonan and his wife are the trustees. The nieces and nephews of Mr. Swanton are the sole beneficiaries of these trusts. Mrs. Noonan is Mr. Swanton's sister.

(2) Does not include stock options exercisable at $10.00 per share for a period of five years approved by the compensation committee of the board of directors on September 6, 2001, which grant shall become effective upon approval of the 2001 Key Employee Plan by the shareholders as follows: 600,000 for Norman F. Swanton; 676,875 for Timothy A. Larkin; and 150,000 for David E. Fleming.

(3) Includes the following shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days of September 30, 2001: 300,000 for James C. Johnson and 300,000 for Gregory S. Johnson.

(4) Does not include stock options, exercisable at $10.00 per share for a period of five years approved by the compensation committee of the board of directors on September 6, 2001, which grant shall become effective upon approval of the 2001 Stock Incentive Plan by the shareholders as follows: 10,000 for Thomas Noonan; 10,000 for Dominick D'Alleva; 10,000 for Victor Millar; 10,000 for Marshal Miller; 10,000 for James Thompson, 25,000 for Anthony Coelho; 25,000 for Lloyd Davies; 25,000 for Michael Quinlan; and 380,631 for Jack King.

(5) Includes 368,000 shares of common stock owned by the Swanton Family Trust and 368,000 shares of common stock owned by the Virginia Trust of Eire. Mr. Noonan and his wife are the trustees of these trusts. The nieces and nephews of Mr. Swanton are the sole beneficiaries of these trusts. Mr. Noonan disclaims beneficial ownership of the shares of common stock held by the Swanton Family Trust and the Virginia Trust of Eire.

(6)      Director nominee.


                             EXECUTIVE COMPENSATION

                  The following table sets forth the total compensation earned by our chief executive officer and the named executive officers. The compensation set forth in the table below for the fiscal years ended December 31, 2000, 1999 and 1998 does not include medical, group life, or other benefits which are available to all of our salaried employees, and perquisites and other benefits, securities or property which do not exceed the lesser of $50,000 or 10% of the person's salary and bonus shown in the table.

                           Summary Compensation Table

                                                                                        LONG-TERM COMPENSATION
                                                      ANNUAL COMPENSATION                       AWARDS
                                               -------------------------------------  ----------------------------
                                                                            OTHER      SECURITIES
                                                                           ANNUAL      UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR        SALARY         BONUS      COMPENSATION     OPTIONS    COMPENSATION
---------------------------       ----        ------         -----      ------------                ------------
Norman F. Swanton,                2000         $150,000      $375,000        -0-           -0-           -0-
   Chief Executive Officer        1999          146,154       200,000        -0-           -0-           -0-
   and Chairman of the Board      1998          125,000       150,000        -0-           -0-           -0-
   of Directors
James C. Johnson, Jr.,            2000         $113,333      $300,000        -0-         400,000         -0-
   Executive Vice President       1999           90,000        36,000        -0-           -0-           -0-
   and President of PEDCO         1998           90,000        30,000        -0-           -0-           -0-
Timothy A. Larkin,                2000         $155,000      $134,333        -0-           -0-           -0-
   Senior Vice President and      1999          140,000       140,000        -0-           -0-           -0-
   Chief Financial Officer        1998          108,754        93,750        -0-           -0-           -0-

                                       6

Gregory S. Johnson,               2000         $110,000      $300,000        -0-         400,000         -0-
   Senior Vice President and      1999           90,000        36,000        -0-           -0-           -0-
   Vice President of PEDCO        1998           90,000        30,000        -0-           -0-           -0-
Jack B. King,                     2000         $150,000      $346,186        -0-           -0-           -0-
   Vice President and             1999          125,000       222,643        -0-           -0-           -0-
   Director of National Sales     1998          125,000        60,000        -0-           -0-           -0-
   and Marketing

OPTION GRANTS IN LAST FISCAL YEAR

         The following stock options were granted to the named executive officers during the fiscal year ended December 31, 2000. No stock appreciation rights were granted during 2000.

                                                INDIVIDUAL GRANTS
                               -----------------------------------------------------
                                              PERCENT OF                             POTENTIAL REALIZABLE VALUE
                                                TOTAL                                AT ASSUMED ANNUAL RATE OF
                                 NUMBER OF     OPTIONS                               STOCK PRICE APPRECIATION
                                SECURITIES    GRANTED TO                                 FOR OPTION TERM(2)
                                UNDERLYING    EMPLOYEES                              --------------------------
                                  OPTIONS     IN FISCAL     EXERCISE    EXPIRATION        5%            10%
                                  GRANTED        YEAR        PRICE(1)      DATE      --------------------------
Norman F. Swanton                   -0-            -            -            -            -              -
James C. Johnson, Jr.             400,000         24%         $4.00      09/01/05      $442,051      $976,816
                                    (3)
Gregory S. Johnson                400,000         24%         $4.00      09/01/05      $442,051      $976,816
                                    (3)
Timothy A. Larkin                   -0-            -            -            -            -              -
Jack B. King                        -0-            -            -            -            -              -
--------------------

(1) The exercise price per share of each option was determined to be equal to the fair market value per share of the underlying stock on the date of grant, as estimated by management.

(2) The potential realizable value is calculated based on the term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to the rules and regulations of the Securities and Exchange Commission and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

(3)      These options were granted in connection with our acquisition of PEDCO.


                     PROPOSAL 1. REINCORPORATION IN DELAWARE

GENERAL

         The Company has formed WRI - Delaware for the purpose of effecting the Reincorporation through the consummation of the Merger. Upon consummation of the Merger, the Company will be merged with and into WRI - Delaware and WRI - Delaware will survive the Merger. Pursuant to the Merger Agreement, a copy of which is attached to this Proxy Statement as Annex A, each outstanding share of the Company's common stock, $.001 par value per share (the "New York Common Stock"), will automatically be converted into a share of common stock, $.0001 par value per share, of WRI - Delaware (the "Delaware Common Stock") and each holder of New York Common Stock will be deemed to hold a number of shares of Delaware Common Stock equal to the number of shares of New York Common Stock held by such holder immediately prior to the Reincorporation. It will not be necessary for the Company's shareholders to exchange their existing share certificates following the Reincorporation.

         Upon the Reincorporation, the Company's business, assets and liabilities would become those of WRI - Delaware (but without any other change), the Company's corporate headquarters would become the corporate headquarters of WRI - Delaware, and the management and employees of the Company would become the management and employees of WRI - Delaware. The directors and officers of the Company immediately prior to Reincorporation will serve as the directors and officers of WRI - Delaware following the Reincorporation.

         In addition, as soon as the Reincorporation becomes effective, each outstanding option, right or warrant to acquire shares of New York Common Stock will be converted into an option, right or warrant to acquire an equal number of shares of Delaware Common Stock, under the same terms and conditions as the original options, rights or warrants. All of the Company's employee benefit plans, including the 2001 Plan, the Key Employee Plan and the 2000 Plan (the "Plans"), will be continued by WRI - Delaware following the Reincorporation. Shareholders should recognize that approval of the proposed Reincorporation will constitute adoption and approval of the Merger and the Merger Agreement.

EFFECTIVE TIME

         The Reincorporation is expected to become effective (the "Effective Time") on December __, 2001, assuming shareholder approval has been obtained and all other conditions to the Merger have been satisfied or waived.
Notwithstanding shareholder approval, the Merger Agreement and applicable law allow the board of directors to abandon the Reincorporation prior to the Effective Time.

         At the Effective Time, the Restated Certificate of Incorporation of WRI
- Delaware, a copy of which is attached to this Proxy Statement as Annex B (the "Delaware Charter"), the Bylaws of WRI - Delaware (the "Delaware Bylaws"), and the Delaware General Corporation Law ("Delaware Law" or "DGCL") will govern the rights of shareholders. See "Significant Changes Caused by Reincorporation."

REASONS FOR REINCORPORATION IN DELAWARE

         Historically, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are updated and revised regularly in response to the legal and business needs of corporations organized under its laws. As a result of these efforts, many corporations initially choose Delaware for their domicile or subsequently reincorporate there in a manner similar to that proposed by the Company. Because of Delaware's preeminence as the state of incorporation for many major corporations, both Delaware's legislature and its courts have demonstrated an ability and a willingness to act quickly to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of corporate case law than does New York, and this case law advantage gives Delaware corporate law an added measure of predictability that is useful in a judicial system based largely on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation.

         In addition, the Delaware Charter contains certain provisions designed to make hostile takeovers of the Company more difficult following the first registered public offering of the Delaware Common Stock (an "IPO"), although there is no assurance that any registered public offering will in fact occur. The board of directors believes that adoption of these measures will, following an IPO, enable the board of directors to consider fully any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. See "Anti-Takeover Provisions in WRI-Delaware's Charter."

REQUIRED VOTE

         Under New York law, the affirmative vote of the holders of at least two-thirds of the shares of the Company's common stock outstanding on the Record Date is required for approval of the Reincorporation proposal. As a result, abstentions and broker non-votes will have the same effect as negative votes. If approved by the shareholders, it is anticipated that the Reincorporation would be completed as soon as practicable thereafter. The Reincorporation may be abandoned or the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if, in the opinion of the board of directors, circumstances arise that make such action desirable.

 SIGNIFICANT CHANGES CAUSED BY REINCORPORATION

         In general, the Company's corporate affairs are presently governed by the corporate law of New York, the Company's state of incorporation, and by the Company's current Certificate of Incorporation (the "New York Charter") and the Company's Bylaws (the "New York Bylaws"), both of which have been adopted pursuant to New York law. The New York Charter and New York Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at Warren Resources Inc. 489 Fifth Avenue, 32nd Floor, New York, New York, Attention:
Secretary.

         If the Reincorporation proposal is approved by the shareholders and the Merger occurs, the Company will merge into, and its business will be continued by, WRI - Delaware. Following the Merger, issues of corporate governance and control would be controlled by the DGCL, rather than the Business Corporation Law of New York ("New York Law" or "NYBCL"). The New York Charter and the New York Bylaws would be replaced by the Delaware Charter and the Delaware Bylaws. Accordingly, the differences among these documents and between Delaware Law and New York Law are relevant to your decision whether to approve the Reincorporation proposal.

         It might be possible to achieve or approximate some of the results to be achieved under Delaware Law, the Delaware Charter and the Delaware Bylaws by amending the New York Charter or New York Bylaws to the extent permitted by New York Law. For example, it would be possible to increase the number of authorized shares of capital stock or to eliminate the preemptive rights of shareholders with respect to certain future issuances of stock by the Company, both of which changes the board of directors has determined to be necessary, by amending the New York charter. However, the board of directors concluded that this approach would not be as advantageous to the Company and would not enable the Company to take advantage of the responsiveness and predictability of Delaware Law. The board of directors accordingly abandoned that effort in favor of the Reincorporation approach.

         A number of differences between Delaware Law and New York Law are summarized in the chart below. Differences between the Delaware Charter and the New York Charter are summarized in the chart beginning on page 16. The board of directors urges shareholders to read the charts, the discussion following the charts, the Merger

Agreement, and the Delaware Charter attached to this Proxy Statement. For each item summarized in the charts, there is a reference to a page of this Proxy Statement on which a more detailed discussion appears.

         In considering the following charts and the discussions that follow them, it is important to be aware that a number of changes were made to New York Law, effective February 1998, in order to conform New York Law more closely with the more flexible rules afforded under the corporate laws of other states, such as Delaware. In many cases, these changes, although applying automatically to corporations formed after that effective date, did not also apply automatically to pre-existing corporations (like the Company). Rather, New York Law provided that pre-existing corporations would continue to be governed by the superseded (and, generally, less flexible) rules unless the particular corporation elected to take advantage of the new rules by amending its charter to expressly implement the particular changes. The Company has not done so and, as indicated above, has abandoned that effort in favor of the Reincorporation proposal. Accordingly, discussions in this Proxy Statement of New York Law are limited to that law as it currently applies to the Company, even though it currently applies differently to some other New York corporations and would apply differently to the Company if the Company were to implement the applicable changes to the New York Charter.

         Shareholders are also advised that many provisions of Delaware Law and New York Law may be subject to differing interpretations, and that those offered herein may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional interpretation of them. In addition, this discussion is qualified in its entirety by reference to Delaware Law (with any amendments effective July 1, 2001) and New York Law, case law applicable in Delaware or New York, the Delaware Charter, the Delaware Bylaws, the New York Charter and the New York Bylaws.

DIFFERENCES BETWEEN DELAWARE LAW AND NEW YORK LAW

----------------------------------- ------------------------------------------- --------------------------------------
              ISSUE                                  DELAWARE                                 NEW YORK
              -----                                  --------                                 --------
----------------------------------- ------------------------------------------- --------------------------------------
Amendment of Charter                Requires approval of board of directors     Requires approval of board of
(see page 18)                       and a majority of the voting stock. A       directors and a majority of the
                                    corporation may require a vote larger       voting stock. A corporation may
                                    than majority on particular issues.         require a vote larger than majority on
                                                                                particular issues.
----------------------------------- ------------------------------------------- --------------------------------------
Amendment of Bylaws                 By a majority of the voting stock or, if    By a majority of the voting stock
                                    permitted under the charter, by the board   or, if permitted under the charter
                                    of directors.                               or a shareholder-adopted bylaw, by
                                                                                the board of directors.
----------------------------------- ------------------------------------------- --------------------------------------

                                       11

----------------------------------- ------------------------------------------- --------------------------------------
              ISSUE                                  DELAWARE                                 NEW YORK
              -----                                  --------                                 --------
----------------------------------- ------------------------------------------- --------------------------------------
Who May Call Special Meetings of    Generally, special meetings may be          Generally, special meetings may be called
Meetings of Shareholders            called by the board of directors or         by the board of directors or by any
(see page 19)                       by any person authorized in the             person authorized in the charter or the
                                    charter or the bylaws.                      bylaws.
----------------------------------- ------------------------------------------- --------------------------------------
Action by Written
Consent of Shareholders             Actions by written consent are              Actions by written consent are
(see page 19)                       permitted. Must be signed by holders        permitted, but must be unanimous.
                                    collectively owning at least the minimum
                                    number of votes (generally, a majority)
                                    that would be needed at a meeting if all
                                    shareholders entitled to vote were
                                    present.
----------------------------------- ------------------------------------------- --------------------------------------
Right of Shareholders to Inspect    Permitted for any purpose reasonably        Permitted for most purposes not
Stockholder List (see page 19)      related to such shareholder's interest as   contrary to the business of the
                                    shareholder.                                corporation upon the shareholder's
                                                                                written demand at least five days
                                                                                prior to inspection.  Certain
                                                                                shareholders are disqualified.
----------------------------------- ------------------------------------------- --------------------------------------
Vote Required for Certain           Subject to any provisions which may be      Approval by holders of two-thirds
Transactions (see page 19)          contained in the                            of  the outstanding stock is
                                    charter, certain mergers, consolidations    required in connection with certain
                                    or sales of all or substantially all of     mergers, consolidations and sales of
                                    the corporation's assets only require       all or substantially all of the
                                    approval by a majority of the shares        corporation's assets, with certain
                                    entitled to vote.                           exceptions.
----------------------------------- ------------------------------------------- --------------------------------------
Classified Board of Directors       Permitted if charter or a                   Permitted if charter or
(see page 20)                       shareholder-adopted bylaw so provides.      shareholder-adopted bylaw so
                                                                                provides.
----------------------------------- ------------------------------------------- --------------------------------------
Removal of Directors by             Generally, directors may be removed with    Generally, directors may be removed
Shareholders (see page 21)          or without cause by a majority vote of      for cause by shareholders or, if
                                    the shareholders.  The board of directors   charter or shareholder-adopted bylaw
                                    may not remove any director, whether or     so provide, by directors.
                                    not for cause.                              Directors also may be removed by
                                                                                shareholders without cause, but only
                                                                                if charter or bylaws so provide.
----------------------------------- ------------------------------------------- --------------------------------------


                                       12

----------------------------------- ------------------------------------------- --------------------------------------
              ISSUE                                  DELAWARE                                 NEW YORK
              -----                                  --------                                 --------
----------------------------------- ------------------------------------------- --------------------------------------
Limitation of Directors'            The personal liability of a director for    The personal liability of a director
Liability (see page 21)             breach of his fiduciary duty may be         for any breach of duty may be
                                    limited or eliminated except for (i)        limited or eliminated, except where
                                    breaches of the duty of loyalty; (ii)       a judgment establishes that (i) his
                                    acts or omissions not in good faith or      acts or omissions were in bad faith
                                    involving intentional misconduct or         or involved intentional misconduct
                                    knowing violations of law; (iii) the        or a knowing violation of law, (ii)
                                    payment of unlawful dividends or unlawful   he personally gained a financial
                                    stock repurchases or redemptions; or (iv)   profit to which he was not legally
                                    transactions in which a director received   entitled or (iii) his acts were in
                                    an improper personal benefit.  Must be      violation of certain NYCBL
                                    set forth in charter and will not relieve   provisions regarding dividends,
                                    director for liability predating the        distributions and loans to
                                    charter provision.                          directors.  Limitation of liability
                                                                                must be set forth in charter and will
                                                                                not relieve director from
                                                                                any liability predating charter
                                                                                provision.
----------------------------------- ------------------------------------------- --------------------------------------
Indemnification of Directors and    Delaware Law permits broad                  New York Law permits broad
Officers (see page 22)              indemnification and the purchase of         indemnification and the purchase of
                                    directors' and officers' insurance.  In     directors' and officers' insurance.
                                    general, the person to be indemnified       In general, the person to be
                                    must have acted in good faith and in a      indemnified must have acted in good
                                    manner consistent with (or not opposed      faith and in a manner consistent
                                    to) the best interests of the corporation.  with the best interests of the corporation.
----------------------------------- ------------------------------------------- --------------------------------------
Loans to and Guarantees of          Board of directors of may authorize loans   Shareholders must approve loans by a
Obligations of Directors (see       by a corporation to, or guarantees by the   corporation to, and guarantees by
page 22)                            corporation of the obligations of, any      the corporation of the obligations
                                    director of the corporation who is an       of, a director.
                                    officer or other employee of the
                                    corporation whenever, in the judgment of
                                    the board of directors, such loan or
                                    guarantee may reasonably be expected to
                                    benefit the corporation.
----------------------------------- ------------------------------------------- --------------------------------------

                                                           13

----------------------------------- ------------------------------------------- --------------------------------------
              ISSUE                                  DELAWARE                                 NEW YORK
              -----                                  --------                                 --------
----------------------------------- ------------------------------------------- --------------------------------------
Issuance of Rights and Options to   Board of directors may authorize.           Must be approved by shareholders.
Directors, Officers and Employees
(see page 23)
----------------------------------- ------------------------------------------- --------------------------------------
Consideration for Shares (see       May consist of cash, services rendered,     May consist of money or other
page 23)                            personal or real property, leases of real   property, tangible or intangible,
                                    property or any combination of these.       labor or services actually received
                                    However, the portion of the purchase        by or performed for the corporation,
                                    price above the amount allocable to         a binding obligation to pay the
                                    stated capital also can be issued (in       purchase price or provide services,
                                    whole or in part) upon receipt of the       or any combination of these.
                                    purchaser's binding obligation to pay
                                    such portion.
----------------------------------- ------------------------------------------- --------------------------------------
Dividends; Redemption of Stock      Dividends may be paid from surplus, which   Dividends may be paid from surplus,
(see page 23)                       is the excess of net assets over stated     which is the excess of net assets
                                    capital.  If there is no surplus,           over stated capital.  New York Law
                                    Delaware allows the corporation to apply    generally permits redemption of
                                    net profits from the current or preceding   stock, if the charter so provides,
                                    fiscal year, with certain exceptions.       but only from surplus.
                                    Delaware Law generally permits redemption
                                    of stock, if the charter so provides, but
                                    only if the stated capital of the
                                    corporation is not impaired.
----------------------------------- ------------------------------------------- --------------------------------------
Appraisal Rights (see page 24)      Generally available if shareholders         Generally available in a merger or
                                    receive cash in exchange for the shares     consolidation or certain other
                                    and in certain other circumstances.         transactions except when shares are
                                                                                listed on a national exchange or on
                                                                                Nasdaq's National Market.
----------------------------------- ------------------------------------------- --------------------------------------
Number of Directors                 Must have one or more directors.  The       Must have one or more directors.
                                    exact number may be fixed in the charter,   The exact number is fixed (i) in
                                    and if not so fixed instead shall be        charter, (ii) in bylaws, (iii) by
                                    fixed by (or in the manner provided in)     shareholders or (iv) if authorized
                                    the bylaws.                                 in a shareholder-adopted bylaw, by
                                                                                the board of directors.
----------------------------------- ------------------------------------------- --------------------------------------

                                                           14

----------------------------------- ------------------------------------------- --------------------------------------
              ISSUE                                  DELAWARE                                 NEW YORK
              -----                                  --------                                 --------
----------------------------------- ------------------------------------------- --------------------------------------
Preemptive Rights                   Not available unless provided in charter.   Available unless charter provides otherwise.
(see page 26)
----------------------------------- ------------------------------------------- --------------------------------------
Statutory Liability of 10 Largest   Not applicable.                             The ten largest shareholders of
Shareholders for Wages Due to                                                   every corporation whose shares are
Employees                                                                       not listed on a national securities
                                                                                exchange or regularly quoted in an
                                                                                over the counter market are jointly and
                                                                                severally personally liable for all
                                                                                debts, wages or salaries due and owing
                                                                                to its employees (other than contractors)
                                                                                for services performed by them.
----------------------------------- ------------------------------------------- --------------------------------------
Other                               Responsive legislature and larger body of   New York Law permits use of
                                    corporate case law in Delaware provides     electronic transmission for notice
                                    more predictable corporate legal            of shareholder meetings, waiver of
                                    environment.  Delaware Law allows use of    notice of such meetings and
                                    electronic transmission as a means for      designation of proxy.
                                    communicating notice, votes and other
                                    corporate governance functions.
----------------------------------- ------------------------------------------- --------------------------------------

DIFFERENCES BETWEEN DELAWARE CHARTER AND NEW YORK CHARTER

----------------------------------- ------------------------------------------- --------------------------------------
              ISSUE                                  DELAWARE                                 NEW YORK
              -----                                  --------                                 --------
----------------------------------- ------------------------------------------- --------------------------------------
Capitalization                      Under the Delaware Charter, authorized to   Under the New York Charter,
                                    issue 100,000,000 shares of  common         authorized to issue 20,000,000
                                    stock, $.0001 par value per share, and      shares of common stock, $.001 par
                                    10,000,000 shares of Preferred Stock,       value per share.
                                    $.0001 par value per share.
----------------------------------- ------------------------------------------- --------------------------------------
Amendment of Charter                Amendment of the Delaware Charter           Amendment of the New York Charter
(see page 18)                       requires approval by the board of           requires approval by the board of
                                    directors and, with respect to provisions   directors and, except for minor
                                    relating to (i) the board of directors,     changes, by a majority of the voting
                                    (ii) stockholder action by written          stock of the corporation.
                                    consent and (iii) who may call special
                                    meetings of shareholders, approval by 66
                                    2/3 % of the voting stock of the Company.
                                    Other amendments require approval by the
                                    board of directors and by a majority of
                                    the voting stock.
----------------------------------- ------------------------------------------- --------------------------------------
Who May Call Special Meetings of    Prior to an IPO, special meetings may be    Special meetings may be called by
Shareholders (see page 19)          called by the board of directors. After     the board of directors, the
                                    an IPO, special meetings may only be
                                    President and by the President or called by
                                    the board of directors (either the Secretary
                                    at the written request upon motion or upon
                                    the written request of not less than 10% of
                                    the shares of the holders of at least 66
                                    2/3% of the entitled to vote. shares
                                    entitled to vote), the Chairman of the board
                                    of directors or the President.
----------------------------------- ------------------------------------------- --------------------------------------
Preemptive Rights                   Not provided in Delaware Charter.           New York Charter is silent on
                                    Therefore, shareholders have no statutory   preemptive rights.  Therefore,
                                    preemptive rights.                          shareholders have statutory
                                                                                preemptive rights.
----------------------------------- ------------------------------------------- --------------------------------------
Vote Required for Certain           66 2/3% of stockholder vote required to     Approval of holders of two-thirds of
Transactions (see page 20)          amend certain provisions of the Delaware    outstanding stock required for
                                    Charter relating to (i) the board of        certain mergers, consolidations or
                                    directors,                                  sales of all
                                    (ii) stockholder action by written consent  or substantially all of the and (iii) who may call special meetings of  corporation's assets

                                                          16

----------------------------------- ------------------------------------------- --------------------------------------
              ISSUE                                  DELAWARE                                 NEW YORK
              -----                                  --------                                 --------
----------------------------------- ------------------------------------------- --------------------------------------
                                    stockholders. Following an IPO, 66 2/3%of
                                    stockholder vote required to remove directors
                                    or request that the board of directors call
                                    a special meeting of stockholders. Because
                                    the Delaware Charter is silent on the subject,
                                    certain mergers, consolidations or sales of
                                    all or substantially all of the
                                    corporation's assets only require approval
                                    by a majority of the shares entitled to
                                    vote.
----------------------------------- ------------------------------------------- --------------------------------------
Classified Board of Directors       The Delaware Charter does not designate     The New York Charter does not
(see page 20)                       classes of directors prior to an IPO.       designate classes of directors.
                                    After an IPO, directors will be divided
                                    into three classes with staggered terms.
----------------------------------- ------------------------------------------- --------------------------------------
Removal of Directors by             Following an IPO, directors may be          Directors may be removed with or
Shareholders (see page 21)          removed only for cause and only by the      without cause by the affirmative
                                    affirmative vote of  at least 66 2/3% of    vote of the majority of the voting
                                    the outstanding shares of voting stock      stock entitled to vote at election
                                    entitled to vote at an election of          of directors.
                                    directors.
----------------------------------- ------------------------------------------- --------------------------------------
Indemnification of                  The Delaware Charter provides for           The New York Charter is silent on
Directors and Officers              indemnification of directors and            indemnification of directors and
Insurance (see page 22)             officers.                                   officers.
----------------------------------- ------------------------------------------- --------------------------------------
Number of Directors; Filling        The number of directors is fixed from       The New York Bylaws provide that the
Vacancies                           time to time by a majority of the total     number of directors may not be less
                                    number of directors.   Vacancies must be    than three (unless there are less
                                    filled by the board of directors unless     than three shareholders).  Vacancies
                                    the board of directors determines           may be filled by a majority vote of
                                    otherwise.                                  the remaining directors unless a
                                                                                vacancy was created by the removal of
                                                                                a director by the shareholders,
                                                                                in which case the vacancy will be filled
                                                                                by the shareholders at the meeting at
                                                                                which the removal was effected.
----------------------------------- ------------------------------------------- --------------------------------------

AMENDMENT OF CHARTER

         Under New York Law, except for certain ministerial changes to the charter which may be implemented by a corporation's board of directors without shareholder action, and except as otherwise required under a charter, a charter may be amended only if authorized by the board of directors and by the vote of the holders of a majority of the shares of stock entitled to vote on such amendment. Delaware Law allows a board of directors to recommend an amendment for approval by shareholders, and a majority of the shares entitled to vote at a shareholders' meeting are normally enough to approve that amendment. Both New York Law and Delaware Law also require that if a particular class or series of stock are adversely affected by certain types of amendments then such class or series also must authorize such amendment in order for it to become effective.

         New York Law and Delaware Law both allow a corporation to require a higher proportion of votes in order to authorize charter amendments, if so provided in the charter. The Delaware Charter provides that any amendment to the Delaware Charter relating to (i) the number, classes and removal of directors (See Article SEVENTH of Delaware Charter), (ii) stockholder action by written consent and (iii) who may call Special Meetings of Shareholders (See Article EIGHTH of Delaware Charter) can only be effected by the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding voting stock of the Delaware Company. The New York Charter contains no comparable provision.

         In cases where the charter provides for so-called "blank check" preferred stock (that is, preferred stock that is undesignated as to series and relative rights), New York Law and Delaware Law also would allow the board of directors to establish one or more series of preferred stock and their relative rights, by amending the charter (called a certificate of designation in Delaware) without further shareholder action. The Delaware Charter allows for "blank check" preferred stock, although the New York Charter does not.

WHO MAY CALL SPECIAL MEETINGS OF SHAREHOLDERS

         Under both New York Law and Delaware Law, the board of directors or anyone authorized in the charter or bylaws may call a special meeting of shareholders. Currently, the New York Bylaws provide that special meetings may be called by the board of directors or the President and requires that the President or the Secretary call a special meeting at the written request of shareholders collectively owning 10% of the shares entitled to vote. The Delaware Charter provides that after an IPO, special meetings may be called only by the board of directors (either upon motion or upon the written request of the holders of at least 66 2/3% of the shares entitled to vote), the Chairman of the board of directors or the President.

ACTION BY WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF A SHAREHOLDER MEETING

         New York Law permits shareholder action in lieu of a meeting only by unanimous written consent of those who would have been entitled to vote on a given action at a meeting. Delaware Law, on the other hand, generally permits shareholders to take action by the written consent of holders collectively owning at least the minimum number of votes (generally, a majority) that would be required for action at a shareholders' meeting assuming the presence of all shareholders entitled to vote thereon.

         The Delaware Charter eliminates actions by written consent of shareholders following an IPO. Elimination of such shareholders' written consents may lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to the minimum notice requirement of a shareholders' meeting. The elimination of shareholders' written consents will deter hostile takeover attempts because of the lengthened shareholder approval process. The board of directors believes this provision, like the other provisions to be included in the Delaware Charter and Delaware Bylaws, will enhance the board of director's opportunity to fully consider and effectively negotiate in the context of a takeover attempt.

RIGHT OF SHAREHOLDERS TO INSPECT SHAREHOLDER LIST

         Under New York Law, a shareholder of record may inspect the list of record shareholders upon giving at least five days' written demand to do so. The inspection may be denied if the shareholder refuses to give an affidavit that such inspection is not desired for a purpose which is in the interest of a business other than the business of the corporation and that the shareholder has not been involved in selling or offering to sell any list of shareholders of any corporation within the preceding five years. Under Delaware Law, any shareholder may inspect the shareholders' list for any purpose reasonably related to the person's interest as a shareholder. In addition, for at least ten days prior to each shareholders' meeting, a Delaware corporation must make available for examination a list of shareholders entitled to vote at the meeting.

VOTE REQUIRED FOR CERTAIN TRANSACTIONS

         New York Law generally prohibits New York corporations from engaging in mergers, consolidations and sales of all or substantially all of their assets without the approval of holders of at least two-thirds of the corporation's voting stock.

         Under Delaware Law, on the other hand, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets, unless the charter provides otherwise. Furthermore, in the case of a merger under Delaware Law, shareholders of the surviving corporation do not have to approve the merger at all, unless the charter provides otherwise, if these three conditions are met:

         - No amendment of the surviving corporation's charter is made by the merger agreement; and

         - Each share of the surviving corporation's stock outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

         - The merger results in no more than a 20% increase in its outstanding common stock.

CLASSIFIED BOARD OF DIRECTORS

         Both New York Law and Delaware Law permit "classified" boards of directors, which means the directors have staggered terms that do not all expire at once. New York Law requires that classified boards of directors be authorized in the corporation's charter or in a shareholder-adopted bylaw, and allows for as many as four different classes of directors, all as nearly equal in number as possible. However, the neither the New York Charter or the New York Bylaws authorizes a classified board of directors for the Company. Delaware Law also requires that a classified board of directors be established in the charter or a shareholder-adopted bylaw, but allows for only up to three different classes of directors. The Delaware Charter provides for three classes of directors after an IPO.

REMOVAL OF DIRECTORS BY SHAREHOLDERS

         Under New York Law, directors may be removed by a majority of shareholders for cause, and may be removed for cause by the directors if the charter or a shareholder-adopted bylaw so provides. Furthermore, if the charter or a shareholder-adopted bylaw so provides, directors may be removed by the shareholders without cause. Under Delaware Law, directors generally may be removed, with or without cause, by a majority of the shareholders.

         The New York Charter provides that directors may be removed with or without cause by the shareholders at a special meeting of the shareholders called for such purpose. The Delaware Charter provides that, following an IPO, directors may only be removed for cause and only by the affirmative vote of at least 66 2/3% of the outstanding shares of voting stock entitled to vote at the election of directors.

LIMITATION OF DIRECTORS' LIABILITY

         Both states permit the limitation of a director's personal liability while acting in his or her official capacity, but only if the limitation is contained in the corporation's charter. Under New York Law, the charter may contain a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for any breach of duty. However, no provision can eliminate or limit:

         - the liability of any director if a judgment or other final adjudication adverse to the director establishes that the director acted in bad faith or engaged in intentional misconduct or a knowing violation of law, personally gained a financial profit to which the director was not legally entitled, or violated certain provisions of New York Law; or

         - the liability of any director for any act or omission prior to the adoption of such provision in the charter.

         Delaware Law also requires a charter provision in order to limit or eliminate a director's liability. However, Delaware Law precludes any limitation or elimination of liability if the director breaches his or her duty of loyalty to the corporation or its shareholders, or if his or her acts are not in good faith or involve a knowing violation of law or if he or she receives an improper personal benefit from the corporation, or authorized a dividend or stock repurchase that was forbidden by Delaware Law. The Delaware Charter limits director liability to the fullest extent permitted by Delaware Law.

         Due to the variations in New York Law and Delaware Law, there may be circumstances where, despite the inclusion of charter provisions seeking the maximum director exculpation permitted by applicable law, a director could remain liable under New York Law for conduct that would not expose him or her to liability under Delaware Law, or vice versa.

INDEMNIFICATION OF DIRECTORS AND OFFICERS; INSURANCE

         With some variations, both New York Law and Delaware Law allow a corporation to "indemnify" (that is, to make whole) any person who is or was a director or officer of the corporation if that person is held liable for something he or she did or failed to do in an official capacity. Besides covering court judgments, out-of-court settlements, fines and penalties, both New York Law and Delaware Law also allow the corporation to advance certain reasonable expenses the person will incur or to reimburse those person's expenses after they are incurred, even if liability is not actually proven. The right to indemnification under both New York Law and Delaware Law does not normally exclude other rights of recovery the indemnified person may have.

         Additionally, each of the two laws permits a corporation to purchase insurance for its directors and officers against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities.

         However, neither New York Law nor Delaware Law permits indemnification of a director or officer if a court finds the person liable to the corporation itself, unless the court determines otherwise. Furthermore, both laws generally require that the person to be indemnified must have acted in good faith and in a manner he or she reasonably believed was consistent with (or, in Delaware only, not opposed to) the best interests of the corporation.

         If the Reincorporation is approved by the Company's shareholders, the Delaware Bylaws will indemnify directors and officers as fully as Delaware Law allows.

LOANS TO, AND GUARANTEES OF OBLIGATIONS OF, DIRECTORS

         Under New York Law, a corporation may not lend money to, or guarantee the obligation of, a director unless the disinterested shareholders of such corporation approve the transaction. For purposes of the shareholder approval, the holders of a majority of the votes of the shares entitled to vote constitute a quorum, but shares held by directors who are benefited by the loan or guarantee are not included in the quorum. Moreover, under New York law, a guarantee may not be given by a New York corporation, if not in furtherance of its corporate purposes, unless it is authorized by two-thirds of the votes of all outstanding shares entitled to vote.

         Under Delaware Law, a board of directors may authorize loans by the corporation to, and guarantees by the corporation of any obligations of, any director of the corporation who is also an officer or other employee of the corporation whenever, in the judgment of the board of directors, such loan or guarantee may reasonably be expected to benefit the corporation.

ISSUANCE OF RIGHTS AND OPTIONS TO DIRECTORS, OFFICERS AND EMPLOYEES

         Under New York Law, the issuance of any stock rights or stock options, as well as plans to issue rights or options, to directors, officers or employees, must be approved by a majority vote of the corporation's shareholders. Delaware Law does not require stockholder approval of such transactions.

CONSIDERATION FOR SHARES

         Under New York Law, consideration for the issue of shares may consist of money or other property, tangible or intangible, labor or services actually received by or performed for the corporation, a binding obligation to pay the purchase price or a binding obligation to perform services, or some combination of the above. Stock certificates may not be issued until the amount of the consideration determined to be stated capital has been paid in cash (or certain other approved forms), and the consideration for the balance above stated capital, if any, which may include the above-referenced binding obligation, is provided for. Under Delaware Law, consideration may consist of cash, services rendered, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. However, the portion of the purchase price above the amount allocable to stated capital also can be issued (in whole or in part) upon receipt of the purchaser's binding obligation to pay such portion.

DIVIDENDS; REDEMPTION OF STOCK

         Subject to its charter provisions, under both New York Law and Delaware Law a corporation may generally pay dividends, redeem shares of its stock or make other distributions to shareholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution. The assets applied to such a distribution may not be greater than the corporation's "surplus."

         Under New York Law, dividends may be paid or distributions made out of surplus only, so that the net assets of the corporation remaining after such payment or distribution shall be at least equal to the amount of its stated capital. New York Law defines surplus as the excess of net assets over stated capital and permits the board of directors to adjust stated capital. Delaware Law defines surplus as the excess of net assets over stated capital and lets the board of directors adjust capital. If there is no surplus, Delaware Law allows a corporation to apply net profits from the current or preceding fiscal year, or both, with certain exceptions. In general, with certain restrictions, New York Law permits a corporation to provide in its charter for redemption (at the option of the corporation of the shareholder or in certain other circumstances) of one or more classes or series of its shares. One such restriction provides that common stock may be issued or redeemed, with certain exceptions, only when the corporation has an outstanding class of common shares that is not subject to redemption. Delaware Law permits redemptions only when the corporation has outstanding one or more shares of one or more classes or series of stock, which share or shares have full voting powers.

APPRAISAL RIGHTS

         The NYBCL generally provides that a dissenting shareholder has the right to receive the fair value of his shares if he complies with certain procedures and objects to (i) certain mergers and consolidations, (ii) certain dispositions of assets requiring shareholder approval, (iii) certain share exchanges, or (iv) certain amendments to the charter which adversely affect the rights of such shareholder. The DGCL provides such appraisal rights only in the case of shareholders objecting to certain mergers or consolidations (which class of mergers or consolidations is somewhat narrower than the class giving rise to appraisal rights under the NYBCL), unless additional appraisal rights are provided in the charter. The Delaware Charter does not provide any such additional appraisal rights.

         The NYBCL provides that dissenting shareholders have no appraisal rights if their shares are listed on a national securities exchange or designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. Appraisal rights may also be unavailable under the NYBCL in a merger between a parent corporation and its subsidiary where only one of them is a New York corporation, or in a merger between a parent and subsidiary where both are New York corporations, and the parent owns at least 90% of the subsidiary. Also, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be canceled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

         Similarly, under the DGCL, appraisal rights are not available to a shareholder if the corporation's shares are listed on a national securities exchange or held by more than 2,000 shareholders of record, or if the corporation will be the surviving corporation in a merger which does not require the approval of the surviving corporation's shareholders. But, regardless of listing on an exchange, a dissenting shareholder in a merger or consolidation has appraisal rights under the DGCL if the transaction requires him or her to exchange shares for anything of value other than one or more of (a) shares of stock of the surviving corporation or of a new corporation which results from the merger or consolidation, (b) shares of another corporation which will be listed on a national securities exchange or held by more than 2,000 shareholders of record after the merger or consolidation occurs, or (c) cash instead of fractional shares of the surviving corporation or another corporation.

BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

         Provisions in both New York Law and Delaware Law may help to prevent or delay changes of corporate control. In particular, both New York Law and Delaware Law restrict or prohibit an interested stockholder from entering into certain types of business combinations unless the board of directors approves the transaction in advance.

         Under New York Law, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless the board of directors approves either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquires his or her shares. An "interested shareholder" under New York Law is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock. "Business combinations" under New York Law include mergers and consolidations between corporations or with an interested shareholder; sales, leases, mortgages or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation's consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation; issues and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and the receipt by an interested shareholder of any benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

         After a five-year period, New York Law allows such business combination if it is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory "fair price" requirements are met.

         One section of Delaware Law, Section 203, generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder. An "interested stockholder" under Delaware Law is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who owned at least 15% within the preceding three years, and this definition includes affiliates of the corporation. Briefly described, the prohibited combinations include:

         (i)      Mergers or consolidations.

         (ii) Sales, leases, exchanges or other dispositions of 10% or more of (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation.

         (iii) Issuances or transfers by the corporation of its stock that would increase the proportionate share of stock owned by the interested stockholder.

         (iv) Receipt by the interested stockholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation.

         (v) Any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested stockholder.

         A Delaware corporation may choose not to have Section 203 of the Delaware Law apply. The Company has chosen, however, to accept the protections of Section 203, and therefore the Delaware Charter will not waive those protections. Nevertheless, Section 203 does not apply in the following cases:

         (i) If, before the stockholder became an interested stockholder, the board of directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.

         (ii) If, after the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules.

         (iii) If, on or after the time the interested stockholder became an interested stockholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder also ratified the business combination at a stockholders' meeting.

PREEMPTIVE RIGHTS

         In New York, shareholders are generally entitled to preemptive rights in connection with certain types of stock issuances by the corporation, unless the charter expressly limits or eliminates preemptive rights. The New York Charter does not.

         In Delaware, on the other hand, the issuance of shares does not result in preemptive rights of shareholders unless the charter expressly provides them. The Delaware Charter does not expressly provide shareholders with preemptive rights. Therefore, the Company's shareholders (who are now entitled to preemptive rights with respect to certain issuances under New York law) will no longer have such rights after the Reincorporation is effected.

CAPITALIZATION

         The Company's capital stock currently consists of 20,000,000 authorized shares of common stock, $.001 par value per share, of which 17,537,579 shares were issued and outstanding as of September 30, 2001. In addition, as of September 30, 2001, there were 6,247,439 shares issuable upon the conversion of the Company's convertible debt and the Company had granted, subject to shareholder approval of the applicable plan, options to purchase a total of 4,415,613 shares of the Company's common stock. Therefore, it is necessary to increase the number of authorized shares of the Company and the Company proposes to accomplish such increase as part of the Reincorporation.

         The capital stock of WRI - Delaware consists of 100,000,000 authorized shares of common stock, $.0001 par value per share, of which 100 shares were issued and outstanding as of September 30, 2001, and 10,000,000 authorized shares of Preferred Stock, $.0001 par value per share, of which none are outstanding.

         Under the Delaware Charter, the board of directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of preferred stock and to fix the number of shares constituting any such series and to determine the designation thereof. The board of directors may also authorize the issuance of preferred stock in connection with various corporate transactions.

         In addition to the various anti-takeover measures that would be available to WRI - Delaware after the Reincorporation due to the application of Delaware Law, WRI - Delaware would retain the rights currently available to the Company under New York Law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed Reincorporation, shares of authorized and unissued common stock and preferred stock of WRI-Delaware could (within the limits imposed by applicable law) be issued in one or more transactions, or preferred stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of WRI-Delaware. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock and preferred stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of WRI - Delaware.

         It should be noted that the voting rights to be accorded to any unissued series of preferred stock of WRI - Delaware ("Delaware Preferred Stock") remain to be fixed by the board of directors of WRI - Delaware. Accordingly, if the board of directors of WRI - Delaware so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Delaware Common Stock under certain circumstances or have other terms which might make acquisition of a controlling interest in the WRI - Delaware more difficult or more costly, including the right to elect additional directors to the board of directors of WRI -

Delaware. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the WRI - Delaware. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the WRI - Delaware in opposing a hostile tender offer or other attempt to obtain control.

         If the Reincorporation is approved, it is not the present intention of the board of directors to seek shareholder approval prior to any issuance of the Delaware Preferred Stock or Delaware Common Stock, except as required by law or regulation.

ANTI-TAKEOVER PROVISIONS IN WRI - DELAWARE'S CHARTER

         Through the Delaware Charter, the Company proposes to adopt certain measures designed to make hostile takeovers of WRI - Delaware more difficult following the consummation of an IPO by WRI - Delaware. These measures include specific requirements described above relating to a classified board of directors, removal of directors, amendments to the Delaware Charter, calling special meetings of shareholders and the vote required for certain transactions. The Company's board of directors believes that adoption of these measures will, following an IPO, enable the board of directors to consider fully any proposed takeover attempt and to negotiate terms that maximize the benefit to WRI - Delaware and its shareholders.

         A hostile takeover attempt may have a positive or a negative effect on WRI - Delaware and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms that may be less than favorable to all of the shareholders than would be available in a board-approved transaction. Board of director-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets.

         The Company's board of directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to the shareholders, providing all of the shareholders with considerable value for their shares. However, the board of directors believes that the potential disadvantages of takeover attempts which are not approved by the board of directors are sufficiently great so that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of WRI - Delaware and its shareholders. Accordingly, the Reincorporation proposal includes certain elements that may have the effect of discouraging or deterring hostile takeover attempts after an IPO.

         Notwithstanding the belief of the board of directors as to the benefits to shareholders of the changes, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of WRI - Delaware which is not presented to and approved by the board of directors, but which a substantial number and perhaps even a majority of shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market price. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

         In considering the proposals, shareholders should be aware that the overall effect of certain of the proposed changes is to make it more difficult for holders of a majority of the outstanding shares of common stock to change the composition of the board of directors and to remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes.

         The provisions in WRI - Delaware's charter documents could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to effect a change in control of WRI - Delaware which is opposed by the board of directors. This strengthened tenure and authority of the board of directors could enable the board of directors to resist change and otherwise thwart the desires of a majority of the shareholders. Because this provision may have the effect of continuing the tenure of the current board of directors, the board of directors has recognized that the individual directors have a personal interest in this provision that may differ from those of the shareholders. However, the board of directors believes that these provisions' primary purpose is to ensure that the board of directors will have sufficient time to consider fully any proposed takeover attempt in light of the short- and long-term benefits and other opportunities available to WRI - Delaware and, to the extent the board of directors determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to WRI - Delaware and its shareholders.

         The Company's board of directors has considered the potential disadvantages and believes that the potential benefits of the provisions included in the Delaware Charter outweigh the possible disadvantages. In particular, the board of directors believes that the benefits associated with attracting and retaining skilled and experienced outside directors and with enabling the board of directors to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, breadth and certainty of Delaware law, make the proposed Reincorporation beneficial to the Company, its management and its shareholders.

         The proposal to include these anti-takeover provisions in the proposed Reincorporation does not reflect knowledge on the part of the board of directors or management of any presently proposed takeover or other attempt to acquire control of WRI - Delaware. Management may in the future propose other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the board of directors.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         The following discussion addresses certain federal income tax considerations that are generally applicable to holders of New York Common Stock who may receive Delaware Common Stock in exchange for New York Common Stock by virtue of the Reincorporation. This discussion does not address all of the tax consequences of the Reincorporation that may be relevant to particular shareholders in light of their particular circumstances, such as shareholders who are dealers in securities, who are foreign persons or who acquired their common stock through stock option or stock purchase programs or in other compensatory transactions. In addition, the following discussion does not address the tax consequences of transactions effected prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation). Finally, no foreign, state or local tax or non-income tax considerations are addressed herein. Accordingly, the Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Reincorporation and related transactions, including the applicable federal, state, local and foreign tax consequences to them of the Reincorporation and such related transactions.

         The following discussion is based on the interpretation of the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (the "IRS") is not precluded from adopting a contrary position. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Reincorporation to the Company, WRI - Delaware and/or the Company's shareholders.

         Assuming the Reincorporation qualifies as a reorganization under
Section 368(a) of the Code, the following federal income tax consequences will generally result:

         (a) No gain or loss will be recognized by holders of the New York Common Stock as a result of the Reincorporation;

         (b) The aggregate tax basis of the Delaware Common Stock received by each shareholder of the Company in the Reincorporation will be equal to the aggregate tax basis of the New York Common Stock which may be surrendered in exchange therefor;

         (c) The holding period of the Delaware Common Stock received by each shareholder of the Company will include the period for which such shareholder held the New York Common Stock which may be surrendered in exchange therefor, provided that such New York Common Stock was held by such shareholder as a capital asset at the time of the Reincorporation; and

         (d) No gain or loss will be recognized by the Company or WRI - Delaware as a result of the Reincorporation.

         The Company has not requested a ruling from the IRS with respect to the federal income tax consequences of the Reincorporation. However, at the time of the Reincorporation, the Company will receive an opinion from Jenkens & Gilchrist Parker Chapin LLP to the effect that , for federal income tax purposes, the Reincorporation will constitute a "reorganization" within the meaning of Section 368(a) of the Code. This opinion will be subject to certain assumptions, qualifications and representations of the Company and WRI - Delaware. This opinion will neither bind the IRS nor preclude the IRS from adopting a contrary position. A successful IRS challenge to the Reorganization status of the Reincorporation could result in a shareholder recognizing gain or loss with respect to each share of common stock which may be exchanged in the Reincorporation (equal to the difference between the shareholder's basis in the New York Common Stock and the fair market value, as of the time of the Reincorporation, of the Delaware Common Stock). In such event, a shareholder's aggregate basis in the shares of Delaware Common Stock would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held New York Common Stock.

ACCOUNTING TREATMENT OF THE MERGER

         In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REINCORPORATION PROPOSAL

         The board of directors has unanimously approved the proposal to change the Company's state of incorporation from New York to Delaware. The board of directors believes this change in domicile to be in the best interests of the Company and its shareholders and, for the reasons described below, unanimously recommends that the Company's shareholders approve the Reincorporation proposal.

               PROPOSAL 2. THE COMPANY'S 2001 STOCK INCENTIVE PLAN

         In September 2001 the board of directors, subject to approval by the shareholders of the Company, adopted the 2001 Stock Incentive Plan (the "2001 Plan"), a copy of which is annexed hereto as Annex C. An aggregate of 2,500,000 shares of the Company's common stock will be reserved for awards under the 2001 Plan, which, if all such shares were issued as of September 30, 2001, would represent 12.48% of the Company's outstanding shares as of such date. The purpose of the 2001 Plan is to promote and advance the interests of the Company by aiding the Company in hiring, retaining and rewarding employees (including officers and directors who are employees), consultants and non-employee directors, and increasing such individuals' interest in the growth and financial success of the Company by offering stock options, stock and stock appreciation rights.

         SUMMARY OF THE 2001 PLAN

         The 2001 Plan authorizes the Company to grant various awards ("Awards") to employees (including officers and directors who are employees) of the Company or its subsidiaries and to individuals who are performing services for those entities (including consultants and directors who are not employees of the Company), including incentive stock options ("ISOs"), nonqualified stock options ("NSOs"), "reload" options ("Reload Options"), deferred compensation stock options ("DCSOs"), stock appreciation rights ("SARs"), restricted stock grants ("Restricted Stock Grants"), and restricted unit grants ("Restricted Unit Grants"); provided, however, that individuals who are not employees of the Company or its subsidiaries may be granted only NSOs.

         ADMINISTRATION. The Plan shall be administered by a Compensation Committee of the board of directors (the "Compensation Committee") that will have sole authority to construe and interpret the 2001 Plan, to select participants ("Participants"), to grant Awards and to establish the terms and conditions of Awards. The Compensation Committee is allowed to give the Company's chief executive officer specifically limited written authority to grant awards to new employees. A member of the Compensation Committee is not eligible to receive an Award under the 2001 Plan, unless the member recuses himself from voting on an Award to him and a majority of the remaining members of the Compensation Committee vote for such Award.

         ELIGIBILITY. Any employee of the Company or its subsidiaries, including, without limitation, any officer or director who is an employee, or any person performing services for the Company or its subsidiaries (including a consultant to, or a director who is not an employee of the Company, but only insofar as NSOs are concerned), is eligible to receive an Award under the 2001 Plan. The 2001 Plan sets forth various restrictions upon exercise of an Award.

         SHARES SUBJECT TO THE 2001 PLAN. The maximum number of shares of common stock in respect of which Awards may be granted under the 2001 Plan is 2,500,000, subject to appropriate adjustment in the event of a reorganization, stock split, stock dividend, merger, consolidation or other change in capitalization of the Company affecting its common stock. The maximum number of shares subject to an Award that may be granted to a Participant in any calendar year is 750,000.

         TERM OF THE 2001 PLAN. The 2001 Plan will terminate in September 2011 unless sooner terminated by the board of directors, except with respect to Awards then outstanding, including Reload Options on Awards then outstanding, and no Award may be granted under the Plan after that date.

         AMENDMENT AND TERMINATION OF PLAN. The board of directors, without the further approval of the Company's shareholders, may at any time suspend or terminate the 2001 Plan, in whole or in part, or amend it from time to time; PROVIDED, HOWEVER, that the board of directors must obtain shareholder approval to make any amendment to the 2001 Plan that would increase the total number of shares reserved for issuance (except for adjustments necessary to reflect changes in capitalization), materially modify eligibility requirements or materially increase the benefits accruing to Participants under the 2001 Plan, make any change which is required to be approved by the shareholders under any law, rule or regulation for listed companies promulgated by any national stock exchange on which the Company's stock is traded, result in the repricing of options, or allow the creation of additional types of Awards under the Plan. No termination, suspension or amendment of the Plan shall adversely affect the rights of a Participant under any Award without such Participant's consent.

         TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIPS. In the event that a Participant's employment or other relationship with the Company or any subsidiary is terminated by reason of death, or the Participant dies within one year after termination due to disability or within three months after the termination for reason other than disability, any Award held by the Participant immediately prior to his or her death may generally be exercised, to the extent that the Award is vested, by the legal representative of the Participant's estate or any person who acquired the Award by will or laws of descent and distribution for the shorter of one year from the date of the Participant's death or the expiration of the stated term of the Award. In the event that a Participant's employment or other relationship with the Company or any subsidiary is terminated by reason of disability, any Award held by the Participant immediately prior to the date of the Participant's disability may generally be exercised, to the extent that the Award is vested, by the Participant for the shorter of one year from the date of disability or the expiration of the stated term of the Award. In the event that a Participant's employment or other relationship with the Company is terminated for any reason other than death or disability, any Award held by the Participant immediately prior to his or her termination may be exercised by the Participant, to the extent that the Award is vested, for the shorter of three months from the date of such termination or the expiration of the stated term of the Award. Upon the retirement of a Participant, if the Participant continues or begins to serve as a director, the Participant may continue to hold any previously granted Awards under the original terms thereof. Notwithstanding the above, the Compensation Committee also has the discretion to accelerate the vesting or exercisabilty of Awards in the event of the retirement, death, disability or other termination of a Participant, provided however, that in the case of ISOs the conditions under which post-termination exercises will be permitted in all events will be in accordance with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended.

         INCENTIVE STOCK OPTIONS. Options designated as ISOs within the meaning of Section 422 of the Code, together with the regulations promulgated thereunder, may be granted for a stated number of shares. To the extent that any portion of an ISO that first becomes exercisable by any Participant (under all of the stock option plans of the

Company or its subsidiaries) during any calendar year exceeds the $100,000 aggregate fair market value limitation of Section 422(d) of the Code, or such other limit as may be imposed by the Code, such excess portion shall be treated as a NSO.

         NONQUALIFIED STOCK OPTIONS. NSOs may be granted for a stated number of shares of common stock and will be exercisable for such period or periods as the Compensation Committee shall determine. Holders of NSOs may elect to have the Company withhold from shares to be delivered upon exercise of a NSO, shares whose fair market value satisfies withholding taxes attributable to the exercise of the NSOs.

         EXERCISABILITY OF OPTIONS. ISOs and NSOs will become exercisable in installments as determined by the Compensation Committee, in its sole discretion; PROVIDED, HOWEVER, that, if not otherwise determined by the Compensation Committee, ISOs and NSOs may be exercised as to 25% of the shares covered thereby beginning on the first anniversary of the date of grant, as to 50% on the second anniversary of the date of grant and as to 25% on the third anniversary of the date of grant. The exercise price for options may be paid in cash; by certified or cashier's check; by money order or by personal check (if approved by the Compensation Committee); if permitted by the Compensation Committee, by delivery of shares of common stock already owned by the Participant for more than six months, which shares, including any cash tendered therewith, have an aggregate fair market value equal to the exercise price. The Compensation Committee may permit payment by delivery of a properly executed notice, together with a copy of the Participant's irrevocable instruction to a broker acceptable to the Compensation Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price.

         TERM OF OPTIONS. The term of each ISO and NSO shall be fixed by the Compensation Committee; PROVIDED, HOWEVER, that the term of each ISO will be for a period not exceeding ten years from the date of grant thereof, and PROVIDED FURTHER, that in the case of any ISO granted to a Participant who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company ("Ten Percent Shareholder"), the term of the ISO shall not exceed five years from the date the ISO is granted.

         OPTION EXERCISE PRICES. NSOs and DCSOs may be issued at any exercise price that the Compensation Committee determines. The exercise price of an ISO, or of any option intended to comply with the performance-based compensation exception to the deduction limitation of Section 162(m) of the Code, shall be at least one hundred percent (100%) of the fair market value of the common stock on the date of grant and at least one hundred ten percent (110%) of the fair market value of the common stock on the date of grant to a Ten Percent Shareholder.

         RELOAD OPTIONS. Under the 2001 Plan, whenever a Participant holding an ISO or NSO exercises an option (the "Original Option") and pays the exercise price by tendering shares of common stock (a "stock-for-stock exercise"), the Company may grant a "Reload Option" to the Participant which provides that Participant an option to purchase the exact number of shares tendered in the stock-for-stock exercise at an exercise price equal to the fair market value of such shares at the date of exercise of the Original Option. Reload Options will vest and first become exercisable one year after the date of exercise of the Original Option. Reload Options are not exercisable after the later of the expiration of the option term of the Original Option or two years following the date of grant of the Reload Option. Except as described above, the terms and conditions of Reload Options will be identical to the terms and conditions of the related Original Options. Reload Options are designed to encourage stock-for-stock exercises by Participants, because when a Reload Option is granted to a Participant, the Participant may make a stock-for-stock exercise without necessarily suffering a dilution in percentage ownership of the Company's common stock. At the same time, the Participant will be able to participate fully in any future appreciation in the Company's common stock, as if the Original Option had been exercised for cash.

         TRANSFERABILITY. The Compensation Committee may allow transfer of NSOs to immediate family members, trusts and partnerships for their benefit or owned by them, or to charitable trusts created or controlled by the Participant. Options held by transferees are subject to the same restrictions and forfeiture upon termination of employment applicable to the Original Option holder. ISOs are not transferable except by will or the laws of descent and distribution.

         DEFERRED COMPENSATION STOCK OPTIONS. DCSOs are designed to provide a means by which compensation payments can be deferred to future dates. Deferred compensation may include amounts awarded under the 2001 Plan or any other compensation plan or program of the Company. The number of shares subject to a DCSO will be determined by the Compensation Committee using the following formula:

         AMOUNT OF COMPENSATION TO BE DEFERRED       =        Number of Shares
         -------------------------------------
             FMV - STOCK OPTION EXERCISE PRICE

DCSOs will be exercisable for such period or periods as the Compensation Committee determines.

         STOCK APPRECIATION RIGHTS. The Compensation Committee may grant an Award of SARs that entitles a Participant to receive an amount in cash, by certified or cashier's check, shares of common stock, DCSOs, or any combination thereof, which is determined by multiplying the number of shares of common stock as to which the SAR is being exercised by an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of common stock on the date of grant. The Compensation Committee may establish procedures for exercise and restrictions regarding the dates on which SARs may be exercised, but in no event will SARs be exercisable before the first anniversary date of the date of grant.

         STOCK GRANTS, RESTRICTED STOCK GRANTS AND RESTRICTED UNIT GRANTS. The Compensation Committee may in its discretion grant shares of common stock to a Participant with or without restrictions, vesting requirements or other conditions. A Restricted Stock Grant is an Award of shares of the Company's common stock that does not vest until certain conditions established by the Compensation Committee have been satisfied. A Restricted Unit Grant is an Award of "units" subject to similar vesting conditions, each unit having a fair value equal either to a share of common stock or the amount by which a share of common stock appreciates in value between the date of grant and the date at which any restrictions lapse. At a minimum, a Restricted Stock Grant or Restricted Unit Grant will provide that in order for a Participant to vest in the award, the Participant must continuously provide services for the Company or its subsidiaries, subject to relief for specified reasons, for a period of not less than two years (or one year if such award is performance-based) commencing on the date the award is granted (the "Registration Period"). During the Restriction Period, a Participant may vote and receive dividends on the shares of common stock awarded pursuant to a Restricted Stock Grant, but may not sell, assign, transfer, pledge or otherwise encumber such shares. In the event that a Participant's employment (or other relationship) with the Company (or any of its affiliates) is terminated for any reason during the Restriction Period, the Participant's Award, to the extent still restricted, may vest or be forfeited as determined by the Compensation Committee upon or after grant. When the Restriction Period expires or the restriction with respect to installments of shares lapses, the Participant is entitled to receive (1) with respect to a Restricted Stock Grant, shares of common stock free and clear of restrictions on sale, assignment, transfer, pledge or other encumbrances, or (2) with respect to a Restricted Unit Grant, payment for the value of the units.

         CHANGE OF CONTROL. In the event of a proposed liquidation or dissolution of the Company, all then unexercised options will, upon written notice from the Compensation Committee, become exercisable in full at least ten business days prior to the effective date of the liquidation or dissolution and terminate upon the liquidation or dissolution to the extent then unexercised. The board of directors may specify the effect of a liquidation or dissolution on any other Award at the time such Award is granted.

         In the event of an Acquisition Event (as defined below) or the Company's execution of an agreement with respect to an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event (as defined below)), the board of directors will provide that all outstanding stock options will be assumed, or equivalent stock options will be substituted, by the acquiring corporation or succeeding corporation (or an affiliate thereof). However, if in an Acquisition Event, the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such stock options, then the board of directors will provide that all then unexercised stock options will become exercisable in full as of a specified time prior to the acquisition and any unexercised options will terminate immediately prior to the consummation of such Acquisition Event. With respect to other types of Awards, the board of directors will specify the effect of an Acquisition Event, that is not also a Change in Control Event, at the time such Award is granted.

         In case of a Change in Control Event (regardless of whether such event is also an Acquisition Event), unless there is an agreement between the Company and the Participants that specifically provides otherwise, the outstanding Awards will be accelerated in part so that one-half of the Awards that would otherwise have become vested after the date of the Change in Control Event will become exercisable or realizable immediately. The remaining one-half of the Awards will continue to vest in accordance with the original vesting schedule. Notwithstanding any of the foregoing, each outstanding Award will become exercisable in full if, on or before the first anniversary of the Change in Control Event, the Participant's employment (or other relationship) is terminated by the Participant for good reason or is terminated by the Company without cause.

         An "Acquisition Event" means (i) any merger or consolidation of the Company with or into another entity which results in the Company's common stock being converted into or exchanged for the right to receive cash, securities or other property of the other entity; or (ii) any exchange of shares of the Company for cash, securities or other property in connection with an exchange transaction.

         A "Change in Control Event" means (i) a sale of all or substantially all of the Company's assets; (ii) the acquisition by a person or group of the beneficial ownership of capital stock of the Company representing 50% or more of either (x) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); or (iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company (a "Business Combination") if persons who were not shareholders of the Company immediately prior to the Business Combination beneficially own, immediately after the Business Combination, 50% or more of either the Outstanding Company Common Stock or the Outstanding Company Voting Securities. Notwithstanding any of the foregoing, a Change in Control Event will not include an acquisition directly from the Company (other than an acquisition pursuant to the exercise, conversion or exchange of any security, unless such security was acquired directly from the Company or an underwriter or agent of the Company); any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company (or any corporation controlled by the Company); or a Business Combination.

         As of September 30, 2001, and subject to the approval of the 2001 Plan by the shareholders, Awards for an aggregate of 1,143,738 shares of common stock have been granted as set forth in the following table:

                                 NAME AND POSITION                   NUMBER OF
                                                                     OPTIONS (1)

Jack B. King, Vice President and Director of National Sales and
Marketing                                                             380,630
Executive Group (including Mr. King)                                  390,630
Non-Executive Director Group                                          115,000
Non-Executive Officer Employee Group                                  638,108

(1)      All options have an exercise price of $10 per share.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE 2001
                              STOCK INCENTIVE PLAN

                PROPOSAL 3. THE KEY EMPLOYEE STOCK INCENTIVE PLAN

         In September 2001, the board of directors, subject to approval by the shareholders of the Company, adopted the 2001 Key Employee Stock Incentive Plan (the "Key Employee Plan") a copy of which is annexed hereto as Annex D. An aggregate of 2,500,000 shares of the Company's common stock will be reserved for awards under the Key Employee Plan, which, if all such shares were issued as of September 30, 2001, would represent 12.48% of the Company's outstanding shares as of such date. The purpose of the Key Employee Plan is to promote and advance the interests of the Company by aiding the Company in hiring, retaining and rewarding key employees (including officers and directors who are employees) and increasing such individuals' interest in the growth and financial success of the Company by offering stock options, stock and stock appreciation rights.

         SUMMARY OF THE KEY EMPLOYEE PLAN

         Except as otherwise discussed below, the terms and provisions of the Key Employee Plan are substantially identical to those of the 2001 Stock Incentive Plan discussed in Proposal 2 above.

         ELIGIBILITY. Only key employees of the Company or its subsidiaries, including, without limitation, any officer or director who is an employee of the Company or its subsidiaries, are eligible to receive Awards under the Key Employee Plan.

         SHARES SUBJECT TO KEY EMPLOYEE PLAN. The maximum number of shares of common stock in respect of which Awards may be granted under the Key Employee Plan is 2,500,000, subject to appropriate adjustment in the event of a reorganization, stock split, stock dividend, merger, consolidation or other change in capitalization of the Company affecting its common stock. The maximum number of shares subject to an Award that may be granted to a Participant in any calendar year is 750,000.

         As of September 2001, and subject to the approval of the Key Employee Plan by the shareholders of the Company, Awards of NSOs for an aggregate of 1,501,875 shares of common stock have been granted as set forth in the following table:

                                 NAME AND POSITION                   NUMBER OF
                                                                    OPTIONS (1)

Norman F. Swanton, Chief Executive Officer and Chairman of the
Board of Directors                                                    600,000

Timothy A. Larkin, Senior Vice President and Chief Financial
Officer                                                               676,875

Executive Group (including Messrs. Swanton and Larkin)              1,426,875

Non-Executive Director Group                                                0

Non-Executive Officer Employee Group                                   75,000


(1)  All options have an exercise price of $10 per share.


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE KEY
                          EMPLOYEE STOCK INCENTIVE PLAN


         PROPOSAL 4. THE 2000 EQUITY INCENTIVE PLAN FOR
                     EMPLOYEES OF PETROLEUM DEVELOPMENT
                     CORPORATION

         In September 2000, the board of directors adopted, and in September 2001 the board of directors amended, subject to the approval of the shareholders of the Company, the 2000 Equity Incentive Plan for Employees of Petroleum Development Corporation (the "2000 Plan") a copy of which, as amended, is annexed hereto as Annex E. An aggregate of 1,975,000 shares of the Company's common stock was reserved for awards under the 2000 Plan, which, if all such shares were issued as of September 30, 2001, would represent 10.1% of the Company's shares as of such date. The purpose of the 2000 Plan is to promote and advance the interests of the Company by aiding the Company in attracting, retaining and motivating employees and consultants by providing equity ownership opportunities and performance-based incentives.

         SUMMARY OF THE 2000 PLAN

         The 2000 Plan authorizes the Company to grant various awards ("Awards") to employees and directors of, and consultants to, the Petroleum Development Corporation ("PEDCO") or its affiliates, including incentive stock options ("ISOs"), nonqualified stock options ("NSOs"), and restricted stock grants ("Restricted Stock Grants"); provided, however, that individuals who are not employees of PEDCO or its affiliates may not be granted ISOs.

         ADMINISTRATION. The Plan shall be administered by a Committee of the board of directors (the "Committee") that will have sole authority to construe and interpret the 2000 Plan, to select participants ("Participants"), to grant Awards and to establish the terms and conditions of Awards. A member of the Committee is not eligible to receive an Award under the 2000 Plan, unless the member recuses himself from voting on an Award to him and a majority of the remaining members of the Committee vote for such Award. The Committee shall consist of not less than two (2) directors appointed by the board of directors, or alternatively, if the board of directors so determines (or if no Committee has been created), the whole board of directors.

         ELIGIBILITY. Any employee of PEDCO or its affiliates, including, without limitation, any officer or director who is an employee, or any person performing services for PEDCO or its subsidiaries (including a consultant to, or a director who is not an employee of PEDCO), is eligible to receive an Award under the 2000 Plan unless the person has irrevocably elected not to be eligible for Awards. The 2000 Plan sets forth various restrictions upon exercise of an Award.

         SHARES SUBJECT TO THE 2000 PLAN. The maximum number of shares of common stock in respect of which Awards may be granted under the 2000 Plan is 1,975,000, subject to appropriate adjustment in the event of a stock split, stock dividend or other change in capitalization of the Company affecting its common stock. The maximum number of shares subject to an Award that may be granted to a Participant in any calendar year is 750,000.

         TERM OF THE 2000 PLAN. The 2000 Plan will terminate in September 2010 unless sooner terminated by the board of directors, except with respect to Awards then outstanding, and no Award may be granted under the Plan after that date.

         AMENDMENT AND TERMINATION. The board of directors, without the further approval of the Company's shareholders, may at any time suspend or terminate the 2000 Plan, in whole or in part, or amend it from time to time; PROVIDED, HOWEVER, that the board of directors must obtain shareholder approval to make any amendment which would require shareholder approval under the Internal Revenue Code of 1986, as amended (the "Code"), any law, rule or regulation of any stock exchange or over-the-counter stock market, or as otherwise required by law. No termination, suspension or amendment of the Plan shall adversely affect the rights of a Participant under any Award without such Participant's consent.

         TERMINATION FROM THE COMPANY. Unless a Participant's Award agreement specifies otherwise, a Participant's termination of employment with PEDCO or any of its affiliates will have the following effect on any Awards issued to the Participant. With respect to options, in the event that a Participant's employment is terminated for reasons other than cause, disability or death, any option that the Participant held prior to termination will be exercisable, to the extent that the option is vested, until the later of ninety days after the date that the option first became exercisable, or ninety days after the date of termination; PROVIDED that no option will be exercisable after the expiration of its term. In the event that a Participant's employment is terminated by reason of disability or death, any option that the Participant held prior to termination will be exercisable, to the extent that the option is vested, until the later of the first anniversary of the date on which the option first became exercisable or the first anniversary of the date of termination; PROVIDED that no option will be exercisable after the expiration of its term. In the event that a Participant's employment is terminated for cause, all of such Participant's outstanding options will expire immediately. With respect to any Restricted Stock Grants, in the event that a Participant's employment is terminated for any reason other than cause, unless the Committee provides notice otherwise within thirty days of termination, all Restricted Stock Grants granted to the Participant, to the extent unvested, will be immediately forfeited and transferred to the Company, and the Company may require the return of any dividends and distributions paid thereon. In the event that a Participant's employment is terminated for cause, all Restricted Stock Grants granted to the Participant will immediately be returned to the Company, along with any dividends and distributions paid thereon. In the case of either of the foregoing, the Company will repay to the Participant (or the Participant's estate) any amount paid for the Restricted Stock Grants.

         INCENTIVE STOCK OPTIONS. Options designated as ISOs within the meaning of Section 422 of the Code, together with the regulations promulgated thereunder, may be granted for a stated number of shares. To the extent that any portion of an ISO that first becomes exercisable by any Participant (under all of the stock option plans of the Company or its subsidiaries) during any calendar year exceeds the $100,000 aggregate fair market value limitation of
Section 422(d) of the Code, or such other limit as may be imposed by the Code, such excess portion shall be treated as a NSO.

         NONQUALIFIED STOCK OPTIONS. NSOs may be granted for a stated number of shares of common stock and will be exercisable for such period or periods as the Committee shall determine. Holders of NSOs may elect to have the Company withhold from shares to be delivered upon exercise of a NSO, shares whose fair market value satisfies withholding taxes attributable to the exercise of the NSOs.

         EXERCISABILITY OF OPTIONS. ISOs and NSOs will be exercisable in whole or in part at such time and in such manner as the Committee may determine and as shall be prescribed in the applicable option contract. Unless the applicable option contract provides otherwise, ISOs and NSOs may be exercised as to 25% of the shares covered thereby beginning on the first anniversary of the date of grant, as to an additional 50% on the second anniversary of the date of grant and as to an additional 25% on the third anniversary of the date of grant. The exercise price for options may be paid in cash; by certified or cashier's check; or, if permitted by the Committee, by any combination of the following: property valued at fair market value, delivery of a promissory note on such terms as determined by the Committee, delivery of shares of common stock of the Company valued at fair market value as of the last business day prior to the date of purchase of stock subject to the option, or such other means as the Committee may permit. After such time as stock of the Company is publicly traded, the Committee may permit payment by delivery of a properly executed notice, together with a copy of the Participant's irrevocable instruction to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price.

         TERM OF OPTIONS. The term of each option shall be fixed by the Committee; PROVIDED, HOWEVER, that the term of each ISO will be for a period not exceeding five years from the date of grant thereof.

         OPTION EXERCISE PRICES. NSOs may be issued at any exercise price that the Committee determines. The exercise price of an ISO shall be at least one hundred percent (100%) of the fair market value of the common stock on the date of grant and at least one hundred ten percent (110%) of the fair market value of the common stock on the date of grant to an individual who owns, directly or indirectly, capital stock possessing more than ten percent (10%) of the total combined voting power of the Company.

         TRANSFERABILITY. The Committee may allow the transfer, assignment or other encumbrance of options unless (i) the option is an ISO or (ii) the options are meant to qualify for exemptions available under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, which requires nontransferability. Pursuant to conditions that may be prescribed by the Committee, a Participant may elect to made gratuitous transfers of NSOs granted to the Participant to certain family members. ISOs are not transferable except by will or the laws of descent and distribution. Options held by transferees are subject to the same restrictions applicable to the original optionholder.

         RESTRICTED STOCK GRANTS. The Committee may in its discretion grant shares of common stock to a Participant with restrictions, vesting requirements or other conditions, including the attainment of performance goals. A Restricted Stock Grant is an Award of shares of the Company's common stock that does not vest until certain conditions established by the Committee have been satisfied. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan, during the restricted period. When the restriction period expires or the restriction with respect to installments of shares lapses, the Participant is entitled to receive shares of common stock free and clear of restrictions on sale, assignment, transfer, pledge or other encumbrances.

         STOCK DIVIDENDS, STOCK SPLITS AND STOCK COMBINATIONS. If the Company's stock is subdivided or combined into a greater or smaller number of shares or if the Company issues any shares of stock as a stock dividend on its common stock, the number of shares deliverable upon the exercise of options will be appropriately increased or decreased and the exercise price will be appropriately adjusted to reflect such action.

         CHANGE OF CONTROL. In the event of a merger or consolidation of the Company or PEDCO with or into another unrelated corporation, or the sale of substantially all of the assets or equity of the Company or of PEDCO to a third party (each a "Change of Control Event"), each outstanding option will be assumed, or an equivalent option will be substituted, by the successor corporation (or by a parent or subsidiary of the successor corporation). If the successor corporation (or parent or subsidiary of the successor corporation) refuses to assume the option or to substitute equivalent options, the Committee, upon written notice to the Participants, may accelerate the Participants' rights to exercise all or a portion of their options within a specified period after which the options would terminate. With respect to all other awards, the Company could, in addition to the options described above, elect to terminate any vested awards for a cash payment equal to the economic value of such award.

         RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company or of PEDCO (other than a Change of Control Event) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares subject to the 2000 Plan, a Participant will be entitled to receive, upon exercising an option, that which the Participant would have received if the Participant had exercised prior to the recapitalization or reorganization.

         MODIFICATION OF ISOS. If the Committee determines that any adjustments made in connection with stock dividends, stock splits, stock combinations, Change of Control Events, recapitalizations and reorganizations with respect to ISOs would constitute a "modification" of such ISOs (as defined under Section 424 of the Code) or would cause any adverse tax consequences for the ISO holders, the Committee may refrain from making such adjustments.

         DISSOLUTION OR LIQUIDATION. Unless otherwise specified in a Participant's award agreement, in the event of the proposed dissolution or liquidation of the Company or of PEDCO, each option will terminate immediately prior to the consummation of such dissolution or liquidation or at such other time and pursuant to such other conditions as determined by the Committee.

         AWARDS GRANTED. As of September 30, 2001, and subject to the approval of the 2000 Plan by the shareholders of the Company, Awards of NSOs for an aggregate of 1,770,000 shares of common stock have been granted to employees of PEDCO as set forth in the following table:

                                 NAME AND POSITION                  NUMBER OF
                                                                    OPTIONS

James C. Johnson, Jr., Executive Vice President and President of
PEDCO                                                               400,000(1)
Gregory S. Johnson, Senior Vice President and Vice President of
PEDCO                                                               400,000(1)
Executive Group (includes only Messrs. Johnson, Jr. and Johnson)    800,000(1)
Non-Executive Director Group                                              0
Non-Executive Officer Employee Group                                970,000(2)

(1)      The options have an exercise price of $4 per share.
(2)      The exercise prices of these options range from $4 to $10.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE 2000
                EQUITY INCENTIVE PLAN FOR EMPLOYEES OF PETROLEUM
                             DEVELOPMENT CORPORATION

                FEDERAL INCOME TAX CONSEQUENCES OF THE 2001 STOCK
         INCENTIVE PLAN, THE 2001 KEY EMPLOYEE PLAN AND THE 2000 PLAN.

         The following discussion is intended to provide an overview of the U.S. federal income tax laws which are generally applicable to Awards granted under the 2001 Stock Incentive Plan, 2001 Key Employee Plan and the 2000 Plan as of the date hereof. Individuals or entities in differing circumstances may have different tax consequences, and the tax laws may change in the future, possibly with retroactive effect. This discussion is not to be construed as tax advice.

         GRANT OF INCENTIVE STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. A Participant will not recognize any taxable income at the time an ISO or SAR is granted and the Company will not be entitled to a deduction at that time.

         EXERCISE OF INCENTIVE STOCK OPTIONS AND DISPOSITION OF COMMON STOCK RECEIVED UPON EXERCISE. No income will be recognized by a Participant exercising an ISO at the time of exercise. If a Participant holds the shares received from the exercise of an ISO for the longer of two years after the date such option was granted or one year after the acquisition of the shares pursuant to such option, the difference between the exercise price and the amount realized upon disposition of the shares will constitute a long-term capital gain or loss, and the Company will not be allowed a deduction with respect to that amount. If the shares acquired pursuant to the exercise of an ISO are disposed of by a Participant prior to either of these dates (a "disqualifying disposition"), the Participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the common stock purchased at the time of exercise over the exercise price. Correspondingly, the Company will generally be allowed a deduction equal to that amount. Any additional gain or loss by the Participant on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares are held.

         ALTERNATIVE MINIMUM TAX. The difference between the exercise price and fair market value of shares received from the exercise of an ISO is generally an adjustment to income for purposes of the alternative minimum tax ("AMT"). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount. Whether AMT applies to particular Participants depends on their individual circumstances.

         NONQUALIFIED STOCK OPTIONS AND DEFERRED COMPENSATION STOCK OPTIONS. A Participant will generally not recognize any taxable income at the time a NSO or DCSO is granted, and the Company will not be allowed a deduction at that time. Upon the exercise of a NSO or DCSO, taxable ordinary income will be recognized by the Participant in an amount equal to the excess of the fair market value of the shares purchased at the time of such exercise over the exercise price. The Company will generally be allowed a deduction equal to the ordinary income attributable to the exercising Participant. The Participant will generally recognize a short-term or long-term capital gain or loss on the subsequent disposition of the shares, depending upon the period for which the shares were held.

         STOCK APPRECIATION RIGHTS. Upon the exercise of a SAR, the Participant will realize taxable ordinary income on the fair market value of the payment received from the Company, and the Company generally will be allowed a corresponding deduction at that time. The Participant's basis in any shares of common stock acquired will be equal to the amount of income upon which the Participant was taxed. The Participant will generally recognize short-term or long-term capital gains on the subsequent disposition of the shares, depending upon the period for which the shares were held.

         RESTRICTED STOCK GRANTS AND RESTRICTED UNIT GRANTS. Unless a Participant makes a tax election under Code Section 83(b), a Participant receiving a Restricted Stock Grant or a Restricted Unit Grant (collectively "Restricted Awards") will not recognize income and the Company will not be allowed a deduction at the time such Restricted Award is granted. When the restrictions on a Restricted Award terminate or lapse, the excess of the fair market value of the Restricted Award on the date the restrictions terminate or lapse over the amount paid by the Participant, or the base value of the Restricted Award at the time of grant as determined by the Compensation Committee will be taxable as ordinary income to the Participant and will be allowed as a deduction to the Company. The Participant will generally recognize short-term or long-term capital gains on the subsequent disposition of the shares, depending upon the period for which the shares were held. By filing a
Section 83(b) election, the amount of a Participant's ordinary income, the commencement of the holding period and the Company's deduction will be determined as of the date of the grant.

         CHANGE OF CONTROL. Some Awards that become payable solely because of a change of control of the Company as a result of a tender offer, contested election, business combination or related events may constitute excess parachute payments under Section 280G of the Code. Amounts generally would be treated as "Excess Parachute Payments" to the extent they exceed 300% of the Participant's average annual compensation for the five years preceding the change of control. Amounts treated as Excess Parachute Payments cannot be deducted by the Company for federal income tax purposes and the Participant is subject to a 20% excise tax on such amounts received.

         SPECIAL RULES. To the extent a Participant pays all or part of the exercise price of a NSO or DCSO by tendering shares of common stock previously owned by the Participant, the tax consequences described above generally would apply. However, the number of shares received upon exercise of such option equal to the number of shares surrendered in payment of the exercise price will have the same basis and tax holding period as the shares surrendered. The additional shares received upon such exercise will have a tax basis equal to the amount of ordinary income recognized on such exercise and a holding period which commences on the date of the exercise.

         To the extent a Participant pays all or part of the exercise price of an ISO by tendering previously acquired common stock owned by such Participant, the tax consequences described above generally will apply. However, if a Participant exercises an ISO by tendering shares previously acquired on the exercise of an ISO, a disqualifying disposition will occur if the applicable holding period requirements described above have not been satisfied with respect to the surrendered stock. The consequence of such a disqualifying disposition is that the Participant may recognize ordinary income at that time.

         If a Participant subject to Section 16(b) of the Exchange Act receives shares of common stock upon the exercise of an Award, other than an ISO, Section 83 of the Code defers recognition of income until six months after the date of exercise, unless the Participant elects to have the shares valued at the date of exercise. Absent such election, taxable ordinary income will be recognized in an amount equal to the difference between the exercise price and the fair market value of the shares at the end of the six month deferral period.

         The grant, receipt and exercise of Reload Options will be treated in the same manner as the underlying option for which the Reload Option was granted.

         WITHHOLDING TAXES. In general, withholding taxes must be paid whenever ordinary income to the Participant is recognized. For example, withholding taxes must be paid at the time of exercise of any NSO, DCSO or SAR. Withholding taxes must also be paid in respect of any Restricted Stock Grant or Restricted Unit Grant when the restrictions thereon lapse, terminate or are removed.

                              SHAREHOLDER PROPOSALS

         Shareholders wishing to present proposals at the 2002 Annual Meeting of Shareholders and wishing to have their proposals presented in the proxy statement and form of proxy distributed by the board of directors in connection with the 2002 Annual Meeting of Shareholders must submit their proposals to the Company in writing on or before ___________, 2002.

         Even if the Company does not receive notice by _______, 2002 from a shareholder who intends to present at the next Annual Meeting of Shareholders a proposal that is not discussed in the Company's proxy statement, the persons named in the proxy accompanying the Company's proxy statement for such Annual Meeting will nevertheless have the discretionary authority to vote on such proposal at such Annual Meeting.

                                  OTHER MATTERS

         The board of directors knows of no other matter to be acted upon at the Meeting. However, if any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS


                                    --------------------------------------------
                                    SECRETARY

NOVEMBER __, 2001

                                     ANNEX A
                                     -------

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is entered into as of _________, 2001 by and between Warren Resources Inc., a New York corporation ("Warren New York"), and Warren Resources, Inc., a Delaware corporation ("Warren Delaware").


                                   WITNESSETH:

         WHEREAS, Warren Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

         WHEREAS, Warren New York is a corporation duly organized and existing under the laws of the State of New York;

         WHEREAS, on the date of this Merger Agreement, Warren Delaware has authority to issue 100,000,000 shares of Common Stock, par value $0.0001 per share (the "Warren Delaware Common Stock"), of which 100 shares are issued and outstanding and owned by Warren New York and 10,000,000 shares of Preferred Stock, par value $0.0001 per share (the "Warren Delaware Preferred Stock), of which no shares are issued and outstanding;

         WHEREAS, on the date of this Merger Agreement, Warren New York has authority to issue 20,000,000 shares of Common Stock of which 17,537,579 shares are issued and outstanding (the "Warren New York Common Stock"), and no shares of Preferred Stock are authorized;

         WHEREAS, the respective board of directors of Warren Delaware and Warren New York have determined that it is advisable and in the best interests of said two corporations and their shareholders that Warren New York merge with and into Warren Delaware upon the terms and conditions herein provided; and

         WHEREAS, the respective board of directors of Warren Delaware and Warren New York and the sole stockholder of Warren Delaware, have adopted and approved this Merger Agreement, and this Merger Agreement shall be submitted for approval by a vote of the shareholders of Warren New York in accordance with its by-laws and New York law;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Warren New York and Warren Delaware hereby agree as follows:

         1. Merger. In accordance with the General Corporation Law of the State of Delaware and the Business Corporation Law of the State of New York, Warren New York shall be merged with and into Warren Delaware, which shall be the surviving corporation upon the Effective Date of the merger (as hereinafter defined) and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under said name pursuant to the provisions of the General Corporation Law of the State of

Delaware. The separate existence of Warren New York, which is sometimes hereinafter referred to as the "terminating corporation", shall cease upon the Effective Date of the merger in accordance with the provisions of the laws of the jurisdiction of its incorporation.

         For purposes hereof, the Effective Date shall be the date the Merger shall become effective upon the filing of a properly executed Certificate of Merger with the Secretary of State of the State of New York and the Secretary of State of the State of Delaware.

         2. Governing Documents.
            --------------------

         (a) The Certificate of Incorporation of Warren Delaware (the "Certificate of Incorporation"), as in effect on the Effective Date, shall continue to be the Certificate of Incorporation of Warren Delaware as the surviving corporation.

         (a) The Bylaws of Warren Delaware, as in effect on the Effective Date, shall continue to be the Bylaws of Warren Delaware as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable laws.

         3. Outstanding Shares.
            -------------------

         (a) The number of outstanding shares of the terminating corporation is 17,537,789, all of which are of one class and are common shares, and all of which are entitled to vote.

         (b) The number of outstanding shares of the surviving corporation is 100, all of which are of one class and are common shares, and all of which are entitled to vote.

         4. Stock of Warren New York.
            -------------------------

         (a) Conversion of Common Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of any holder thereof, each issued share of Warren New York Common Stock shall be converted into one (1) fully paid and nonassessable share of Warren Delaware Common Stock.

         (b) Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of Warren New York stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Warren Delaware stock into which the shares of Warren New York stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of Warren Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Warren Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect thereto and to receive any dividend and other distributions upon the shares of Warren Delaware stock evidenced by such outstanding certificate as above provided.

         (b) Options, Warrants and Convertible Securities. Upon the Effective Date, (i) each outstanding option, warrant and right to purchase common stock of Warren New York, including those options granted under any of Warren New York's Employee Stock Option Plans (collectively, the "Option Plan"), shall be converted into and become an option, warrant, or right to purchase the number of shares of Warren Delaware common stock determined by multiplying the number of shares of Warren New York common stock subject to the option, warrant or right to purchase by the number one (1), at a price per share equal to the same exercise price of the option, warrant or right to purchase Warren New York common stock , and upon the same terms and subject to the same conditions as set forth in the Option Plan and other plan or agreement entered into by Warren New York pertaining to such options, warrants, or rights, and
(ii) each outstanding security convertible into Warren New York Common Stock, including without limitation, Warren New York's outstanding convertible bonds and convertible debentures, ("Convertible Securities") shall become the right to receive the number of shares of Warren Delaware common stock determined by multiplying the number of shares of Warren New York common stock subject to the conversion right by the number one (1), at a conversion rate or price per share equal to the same conversion rate or price of the outstanding Convertible Securities, and upon the same terms and subject to the same conditions as set forth in the Convertible Securities. A number of shares of Warren Delaware common stock of the relevant class and series shall be reserved for purposes of
(i) the options, warrants, and rights described in clause (i) of the preceding sentence equal to the number of shares of Warren New York common stock so reserved as of the Effective Date and (ii) the Convertible Securities described in clause (ii) of the preceding sentence equal to the number of shares of Warren New York common stock so reserved as of the Effective Date multiplied by the number one (1). As of the Effective Date, Warren Delaware shall assume all obligations of Warren New York under agreements pertaining to such options, warrants and rights, including the Option Plans, and the outstanding options, warrants or other rights, or portions thereof, granted pursuant thereto and under the Convertible Securities.

         5. Common Stock of Warren Delaware. Forthwith upon the Effective Date, the One Hundred (100) shares of Warren Delaware Common Stock presently issued and outstanding in the name of Warren New York shall be canceled and retired and resume the status of authorized and unissued shares of Warren Delaware Common Stock, and no shares of Warren Delaware Common Stock or other securities of Warren Delaware shall be issued in respect thereof.

         6. Covenants of Warren Delaware. Warren Delaware covenants and agrees that it will:

         (a) On or before the Effective Date, qualify to do business as a foreign corporation in the State of New York, and in all other states in which Warren New York is so qualified and in which the failure so to qualify would have a material adverse impact on the business or financial condition of Warren Delaware. In connection therewith, Warren Delaware shall irrevocably appoint an agent for service of process as required under the provisions of the New York Business Corporation Law and under applicable provisions of state law in other states in which qualification is required hereunder;

         (b) On or before the Effective Date, file any and all documents with the New York Franchise Tax Board necessary to the assumption by Warren Delaware of all of the franchise tax liabilities of Warren New York; and

         (c) As of the Effective Date, assume all obligations of Warren New York under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

         7. Amendment. At any time before or after approval and adoption by the stockholders of Warren New York, this Merger Agreement may be amended in any manner as may be determined in the judgment of the respective board of directors of Warren Delaware and Warren New York to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Merger Agreement.

         8. Further Assurances.
            -------------------

         (a) From time to time, as and when required by Warren Delaware or by its successors and assigns, there shall be executed and delivered on behalf of Warren New York such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in Warren Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Warren New York, and otherwise to carry out the purposes of this Merger Agreement and the officers and directors of Warren Delaware are fully authorized in the name and on behalf of Warren New York or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         (b) In the event that the merger of Warren New York with and into Warren Delaware shall have been duly authorized in compliance with the laws of the states of New York and Delaware, and in the event that this Agreement shall have been adopted by the shareholders of Warren New York and Warren Delaware entitled to vote thereon in accordance with the Business Corporation Law of the State of New York and the Delaware General Corporation Laws, the terminating corporation and the surviving corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of Delaware and of the State of New York, and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

         9. Abandonment. At any time before the Effective Date, this Merger Agreement may be terminated and the Merger may be abandoned by the board of directors of either Warren New York or Warren Delaware or both, notwithstanding approval of this Merger Agreement by the sole stockholder of Warren Delaware and the shareholders of Warren New York.

         10. Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the boards of directors of Warren New York and Warren Delaware, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

                             WARREN RESOURCES, INC.,
                             a Delaware corporation

                             By:
                                --------------------------------------------
                                                                    , President
                                -----------------------------------



                             WARREN RESOURCES INC.,
                             a New York corporation

                             By:
                                --------------------------------------------
                             Norman F. Swanton, President

                                     ANNEX B
                                     -------

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                             WARREN RESOURCES, INC.
                             ----------------------

         This Restated Certificate of Incorporation does hereby restate and amend the Certificate of Incorporation of Warren Resources, Inc. It is hereby certified that:

         1. The name of the Corporation is Warren Resources, Inc.

         2. The certificate of incorporation of said Corporation was filed initially with the Secretary of State on May 21, 2001.

         3. The Corporation's Certificate of Incorporation is hereby restated as follows:

         "FIRST: The name of the corporation (hereinafter referred to as the "Corporation") is "Warren Resources Inc."

         SECOND: The address, including street, number, city, and county, of the registered office of the Corporation in the State of Delaware is 2711 Centreville Road, Suite 400, City of Wilmington 19808, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware is Corporation Service Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (the "DGCL").

         FOURTH:

                  (a) The Corporation is authorized to issue a total of 110,000,000 shares of stock in two classes designated respectively "Preferred Stock" and "Common Stock". The total number of shares of all series of Preferred Stock that the Corporation shall have the authority to issue is 10,000,000 and the total number of shares of Common Stock that the Corporation shall have the authority to issue is 100,000,000. All of the authorized shares shall have a par value of $0.0001 per share.

                  (b) Preferred Stock may be issued from time to time in one or more series, each of such series to have such designations, relative rights and limitations as may be fixed in the resolution or resolutions providing for the issue of such series adopted by the board of directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided herein or by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided for in the resolutions creating such series or required by applicable law.

         Authority is hereby expressly granted to the board of directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof including, without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.

         FIFTH:   The Corporation is to have perpetual existence.

         SIXTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or shareholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders, of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

         SEVENTH:

                  (a) The number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the total number of directors (whether or not there exist any vacancies in directorships at the time any such resolution is presented to the board of directors for adoption). The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

                  (b) On and after the closing date of the first sale of the Corporation's Common Stock pursuant to an underwritten registered public offering (an "IPO"), the directors shall be divided into three classes with the term of office of the first class (Class I) to expire at the first annual meeting of the stockholders following an IPO; the term of office of the second class (Class II) to expire at the second annual meeting of stockholders held following an IPO; the term of office of the third class (Class III) to expire at the third annual meeting of stockholders following an IPO; and thereafter for each such term to expire at each third succeeding annual meeting of stockholders after such election. All directors shall hold office until the annual meeting of stockholders for the year in which their term expires and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

                  (c) Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation or other cause may be filled only by the board of directors (unless there are no remaining directors) acting by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, or until their earlier death, resignation, or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

                  (d) Following an IPO, any director, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class. For purposes hereof, "cause" shall mean gross neglect or willful misconduct in the performance of the duties as a director.

                  (e) The board of directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the board of directors shall require the approval of a majority of the total number of directors (whether or not there exist any vacancies at the time any resolution providing for adoption, amendment or repeal is presented to the board of directors). The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. Following an IPO, any adoption, amendment or repeal of Bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

         EIGHTH:

         The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

                  (a) On and after an IPO, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders. Prior to an IPO, any action which may otherwise be taken at any meeting of the stockholders may be taken without a meeting and without prior notice, if a written consent describing such actions is signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

                  (b) Following an IPO, special meetings of stockholders of the Corporation may be called only by (1) the board of directors pursuant to a resolution adopted by a majority of the entire board of directors, either upon motion or upon written request by the holders of at least 66-2/3% of the voting power of all the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class or (2) the president of the Corporation.

         NINTH:

                  (a) No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit.

                  (b) Neither any amendment nor repeal of the foregoing provisions of this Article Ninth, nor adoption of any provision of this certificate of incorporation, the bylaws of the Corporation or any statute that is inconsistent with this Article NINTH, shall eliminate or reduce the effect of this Article NINTH in respect of any acts or omissions occurring prior to such amendment, repeal or adoption.

                  (c) If the DGCL is hereafter amended or supplemented to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors of the Corporation shall be eliminated or limited to the fullest extent permitted by such amended or supplemented DGCL.

                  (d) In the event that any of the provisions of this Article NINTH (including any provision within a single sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the fullest extent permitted by law.

         TENTH: The Corporation shall, to the fullest extent permitted by
Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all directors, officers, employees and agents of the Corporation whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such persons' official capacity and as to action in another capacity while holding such directorship, office, employment or agency, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. Neither the repeal nor modification of this Article TENTH, or the adoption of any provision to the certificate of incorporation that is inconsistent with this Article TENTH, shall eliminate, restrict or otherwise adversely affect any right or protection of any such person existing hereunder with respect to any act or omission occurring prior to such repeal, modification or adoption of an inconsistent provision.

         ELEVENTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article ELEVENTH, Article SEVENTH, or Article EIGHTH."

         4. The foregoing Restated Certificate of Incorporation was duly adopted in accordance with Section 245 of the Delaware General Corporation Law.

         IN WITNESS WHEREOF, I have signed this certificate on the __ th day of ________, 2001 and affirm that the statements contained herein are true under penalties of perjury.



                                                     -------------------------
                                                     Norman Swanton, President

                                     ANNEX C
                                     -------

                             WARREN RESOURCES, INC.
                            2001 STOCK INCENTIVE PLAN

1.       PURPOSE.

         This 2001 Stock Incentive Plan (the "Plan") is intended as an incentive to encourage stock ownership by certain employees (including officers and directors who are employees), and to consultants and directors who are not employees, of WARREN RESOURCES, INC. (the "Company"), or of its subsidiary corporations (the "Subsidiaries," as that term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time), so that they may acquire or increase their proprietary interest in the success of the Company and Subsidiaries, and to encourage them to remain in the employ of the Company or of the Subsidiaries. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.       DEFINITIONS.

         For purposes of this Plan, the following terms shall have the meanings set forth below:

         (a) "AWARD" or "AWARDS" means an award or grant made to a Participant under Sections 6 through 8, inclusive, of the Plan.

         (b) "BOARD" means the Board of Directors of the Company.

         (c) "CODE" means the Internal Revenue Code of 1986, as amended, together with the regulations promulgated thereunder.

         (d) "COMMITTEE" means the Compensation Committee of the Board, or any committee of the Board performing similar functions, constituted as provided in
Section 3 of the Plan.

         (e) "COMMON STOCK" means the Common Stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

         (f) "COMPANY" means Warren Resources, Inc., a New York corporation, or any successor corporation.

         (g) "DEFERRED COMPENSATION STOCK OPTION" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is specifically designated as such.

         (h) "DISABILITY" means a total and permanent disability as defined in the Company's long-term disability plan, or if the Company has no long-term disability plan in effect at the time of a Participant's disability, "disability" shall have the meaning provided in Section 22(e)(3) of the Code.

         (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

         (j) "FAIR MARKET VALUE" means at any given time on any given date (i) the closing price of the Common Stock on any established national exchange or exchanges for the immediately prior trading day on which there was a sale of such stock, or (ii) if the Common Stock is not listed on an established stock exchange, the closing bid price of the Common Stock in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. for such trading date. For example, prior to closing of the market on any given business day, Fair Market Value would be the closing price on the preceding trading day on which there was a trade. After closing of the market on any given business day, Fair Market Value would be the closing price on that same day if there was a trade.

         (k) "IMMEDIATE FAMILY MEMBER" means the spouse, children or grandchildren of a Participant.

         (l) "INCENTIVE STOCK OPTION" means any Stock Option (as defined below) that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         (m) "NONQUALIFIED STOCK OPTION" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

         (n) "PARTICIPANT" means an employee (including directors and officers who are employees) of the Company or a Subsidiary, or an individual who is performing services for those entities (including a consultant to, or a director who is not an employee of, the Company, but only insofar as Nonqualified Stock Options are concerned), who from time to time shall be designated by the Committee and in all such cases who is also granted an Award under the Plan. No member of the Committee shall be eligible to be a Participant, unless the member recuses himself from voting on an Award where he would be the Participant and a majority of the remaining members of the Committee vote for such Award.

         (o) "PLAN" means this Warren Resources, Inc. 2001 Stock Incentive Plan as set forth herein and as it may be hereafter amended.

         (p) "RESTRICTED AWARD" means an Award granted pursuant to the provisions of Section 8 of the Plan.

         (q) "RESTRICTED STOCK GRANT" means an Award of shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

         (r) "RESTRICTED UNIT GRANT" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

         (s) "STOCK APPRECIATION RIGHT" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Section 7 of the Plan.

         (t) "STOCK OPTION" means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan.

         (u) "SUBSIDIARY" means a "subsidiary corporation" within the meaning of
Section 424(f) of the Code.

         (v) "TEN PERCENT SHAREHOLDER" means a person who owns (or is considered to own after taking into account the attribution of ownership rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.       ADMINISTRATION.

         (a) The Plan shall be administered by the Committee, as appointed from time to time by the Board. The Board may from time to time remove members from, or add members to, the Committee. The Committee shall be comprised solely of two or more members of the Board who are "non-employee directors" as defined in Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act as it may be amended from time to time, or any successor rule, and who are "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3).

         (b) Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum for the transaction of business and action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

         (c) The Committee is authorized to construe and interpret the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and any person validly claiming under or through any Participant and any Award under this Plan will be made only if the Committee decides in its sole and absolute discretion that the Participant or any persons validly claiming through any Participant is entitled to such award. In the event of a disagreement as to the interpretation of the Plan or any agreements issued hereunder as to any right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding.

         (d) The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority to grant Awards to persons subject to Section 16 of the Exchange Act. The Committee is specifically authorized to give authority to the Company's chief executive officer within specified written limits to grant Awards to new employees of the Company in connection with their hiring, which written limits may be changed from time to time by the Committee in its sole discretion.

         (e) The Committee is expressly authorized to make modifications to the Plan as necessary to effectuate the intent of the Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants and the Plan, subject to those restrictions that are set forth in Section 13 below.

         (f) The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee by execution of instruments in writing as specified in Section 14(d) below in such form as approved by the Committee.

4.       ELIGIBILITY.

         Persons eligible for Awards under the Plan shall consist of employees (including officers and directors who are employees) of the Company or its Subsidiaries, or individuals performing services for these entities, who from time to time shall be designated by the Committee (including consultants to the Company and directors of the Company who are not also employees of the Company, but only insofar as Nonqualified Stock Options are concerned). Such Awards shall cover such numbers of shares of Common Stock as the Committee may determine in their sole discretion; provided, however that if on the date of grant of an Award, any class of Common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to an Award that may be granted to a Participant during any calendar year under the Plan shall be 750,000 shares (the "Section 162 Maximum").

5.       DURATION OF AND COMMON STOCK SUBJECT TO PLAN.

         (a) TERM. The Plan was adopted by the Board on September 6, 2001. Subject to Section 13 below, the Plan shall terminate on September 5, 2011, except with respect to Awards then outstanding, including Reload Options on Awards then outstanding, and no Award may be granted under the Plan after that date.

         (b) SHARES OF COMMON STOCK SUBJECT TO PLAN. The maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan (the "Plan Maximum") shall be 2,500,000, subject to adjustment as provided in
Section 11 below. Common Stock issued under the Plan may be either authorized and unissued shares or treasury shares. The following terms and conditions shall apply to Common Stock subject to the Plan:

                  (i) In no event shall more than the Plan Maximum be cumulatively available for Awards under the Plan;

                  (ii) For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations (A) the number of shares of Common Stock subject to issuance upon exercise or settlement of Awards (regardless of vesting), and (B) the number of shares of Common Stock which equal the value of Restricted Unit Grants or Stock Appreciation Rights determined at the dates on which such Awards are granted;

                  (iii) If any Awards are forfeited, terminated, expire unexercised, settled in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were previously subject to the Awards shall again be available for Awards under the Plan to the extent of such forfeiture, termination, expiration, cash settlement or exchange; and

                  (iv) Any shares of Common Stock which are used as full or partial payment to the Company by a Participant of the purchase price of shares of Common Stock upon exercise of a Stock Option shall again be available for Awards under the Plan.

6.       STOCK OPTIONS.

         Stock Options granted under the Plan may be in the form of Incentive Stock Options, Non-Qualified Stock Options or Deferred Compensation Stock Options. Stock Options shall be subject to the following terms and conditions, and each Stock Option shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

         (a) GRANT. Stock Options shall be granted separately. In no event will Stock Options or Awards be issued in tandem whereby the exercise of one affects the right to exercise the other. Incentive Stock Options may only be granted to persons who are employees.

         (b) STOCK OPTION PRICE. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, provided that in no event shall the exercise price of an Incentive Stock Option, or of any option intended to comply with the performance-based compensation exemption to the deduction limitations of Section 162(m) of the Code, be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of the Stock Option. In the case of a Ten Percent Shareholder, the exercise price of an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of the grant.

         (c) OPTION TERM. The term of each Stock Option, other than an Incentive Stock Option, shall be fixed by the Committee. The term of Incentive Stock Options shall not exceed ten (10) years after the date the Incentive Stock Option is granted, and the term of any Incentive Stock Options granted to Ten Percent Shareholders shall not exceed five (5) years after the date of the grant.

         (d)      EXERCISABILITY.

                  (i) Incentive Stock Options and Nonqualified Stock Options shall be exercisable in installments as determined by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee shall determine at the date of grant; provided that if not otherwise determined by the Committee, Incentive Stock Options and Nonqualified Stock Options may be exercised as to twenty-five percent (25%) of the shares covered thereby beginning on the first anniversary date of the date of grant (hereinafter, an "Anniversary Date") and thereafter an additional fifty percent (50%) on the second Anniversary Date, and an additional twenty-five percent (25%) on the third Anniversary Date, except as otherwise provided in Sections 9 and 12.

                  (ii) Reload Options shall become exercisable in accordance with Section 6(i)(iii) hereof.

                  (iii) Deferred Compensation Stock Options shall become exercisable in accordance with the terms of the grant thereof as established by the Committee.

         (e) METHOD OF EXERCISE. Subject to applicable exercise restrictions set forth in Section 6(d) above, a Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. The notice shall be accompanied by payment in full of the purchase price. The purchase price may be paid by any of the following methods, subject to the restrictions set forth in Section 6(f) hereof:

                  (i) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Committee) of an amount equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

                  (ii) if acceptable to the Committee, by delivery of shares of Common Stock already owned by the Participant and held by the Participant for a minimum of six months, which shares, including any cash tendered therewith, have an aggregate Fair Market Value equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

                  (iii) the Committee may, in its sole discretion, permit payment of this exercise price by delivery by the Participant of a properly executed notice, together with a copy of the Participant's irrevocable instruction to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

         (f) RESTRICTIONS ON METHOD AND TIMING OF EXERCISE. Notwithstanding the foregoing provisions, the Committee, in granting Stock Options pursuant to the Plan, may limit the timing or methods by which a Stock Option may be exercised by any person or waive all or any portion of such limits on timing or methods, and, in processing any purported exercise of a Stock Option granted pursuant to the Plan, may refuse to recognize the timing or methods of exercise selected by the Participant if, in the opinion of counsel to the Company, there is a substantial risk that such exercise could result in the violation of any then applicable rules or regulations, including federal or state securities laws. Furthermore, no Incentive Stock Option may be exercised in accordance with the method of exercise set forth in subsections 6(e)(ii) and 6(e)(iii) above unless, in the opinion of counsel to the Company, such exercise would not have a material adverse effect upon the incentive stock option tax treatment of any outstanding Incentive Stock Options or Incentive Stock Options (other than the particular option or options then exercised in accordance with such subsection 6(e)(ii)) which may be granted pursuant to the Plan in the future.

         (g) TRANSFERABILITY OF NONQUALIFIED STOCK OPTIONS. The Committee may, in its discretion, authorize all or a portion of any Nonqualified Stock Option to be on terms which permit transfer by the Participant to (i) Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of Immediate Family Members, (iii) a charitable trust or trusts created or controlled by the Participant, or (iv) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the transfer must be approved by the Committee in a manner consistent with this Section, and (z) subsequent transfers of transferred Options shall be prohibited except to a transferee to whom the Participant could have transferred the Option pursuant to this Section 6(g) or by will or the laws of descent and distribution, after which assignment, Section 9 hereof shall apply to exercise of the Option by the assignee. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for all purposes hereof the term Participant shall be deemed to refer to the transferee. The events of termination of employment of Section 9 hereof shall continue to be applied with respect to the original Participant, following which events the Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 9.

         (h) TAX WITHHOLDING. In addition to the alternative methods of exercise set forth in Section 6(e), holders of Nonqualified Stock Options, subject to the discretion of the Committee, may be entitled to elect at or prior to the time the exercise notice is delivered to the Company, to have the Company withhold from the shares of Common Stock to be delivered upon exercise of the Nonqualified Stock Option the number of shares of Common Stock (determined based on the Fair Market Value) that is necessary to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option so long as the amount withheld does not exceed the Company's minimum statutory tax withholding attributable to the underlying transaction. If withholding is made in shares of Common Stock pursuant to the method set forth above, the Committee, in its discretion, may grant "Reload Options" (as defined and on the terms specified in Section 6(i) below) for the number of shares so withheld. Notwithstanding the foregoing provisions, a holder of a Nonqualified Stock Option may not elect to satisfy his or her withholding tax obligation in respect of any exercise as contemplated above if, in the opinion of counsel to the Company, there is substantial risk that such election could result in a violation of any then applicable rules or regulations, including federal or state securities law, or such withholding would have an adverse tax or accounting effect on the Company.

         (i) GRANT OF RELOAD OPTIONS. Whenever the Participant holding any Incentive Stock Option or Nonqualified Stock Option (the "Original Option") outstanding under this Plan (including any "Reload Options" granted under the provisions of this Section 6(i)) exercises the Original Option and makes payment of the option price by tendering shares of the Common Stock previously held by him or her pursuant to Section 6(e)(ii) hereof, then the Committee may grant a reload option (the "Reload Options") for that number of additional shares of Common Stock which is equal to the number of shares tendered by the Participant in payment of the option price for the Original Option being exercised. All such Reload Options granted hereunder shall be on the following terms and conditions:

                  (i) The Reload Option price per share shall be an amount equal to the then current Fair Market Value per share of the Common Stock, determined as of the time and date of the Company's receipt of the exercise notice for the Original Option;

                  (ii) The option exercise period shall expire, and the Reload Option shall no longer be exercisable, on the expiration of the option period of the Original Option or two (2) years from the date of the grant of the Reload Option, whichever is later;

                  (iii) Any Reload Option granted under this Section 6(i) shall vest and first become exercisable one (1) year following the date of exercise of the Original Option; and

                  (iv) All other terms of Reload Options granted hereunder shall be identical to the terms and conditions of the Original Option, the exercise of which gives rise to the grant of the Reload Option.

         (j) SPECIAL RULE FOR INCENTIVE STOCK OPTIONS. With respect to Incentive Stock Options granted under the Plan, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all stock option plans of the Company or its Subsidiaries shall not exceed one hundred thousand dollars ($100,000). The Fair Market Value of any Common Stock shall be determined as of the time the option with respect to such stock is granted or such other time as may be required by Section 422(d) of the Code, as such section of the Code may be amended from time to time.

         (k) DEFERRED COMPENSATION STOCK OPTIONS. Deferred Compensation Stock Options are intended to provide a means by which compensation payments can be deferred to future dates. The number of shares of Common Stock subject to a Deferred Compensation Stock Option shall be determined by the Committee, in its sole discretion, in accordance with the following formula:

             Amount of Compensation to be Deferred           = Number of Shares
             --------------------------------------
             Fair Market Value - Stock Option Exercise Price

Amounts of compensation deferred may include amounts earned under Awards granted under the Plan or under any other compensation plan, program, or arrangement of the Company as permitted by the Committee.

         (l) INCENTIVE STOCK OPTIONS. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code. To the extent permitted under Section 422 of the Code or applicable regulations thereunder or any applicable Internal Revenue Service pronouncements:

                  (i) to the extent that any portion of any Incentive Stock Option that first becomes exercisable during any calendar year exceeds the $100,000 limitation contained in Section 422(d) of the Code set forth in Section 6(j) above, such excess portion shall be treated as a Nonqualified Stock Option; and

                  (ii) if the vesting period or exercisability of an Incentive Stock Option is accelerated, any portion of such Option that exceeds the $100,000 limitation set forth in Section 6(j) above shall be treated as a Nonqualified Stock Option.

EVEN IF THE SHARES OF COMMON STOCK WHICH ARE ISSUED UPON EXERCISE OF ANY INCENTIVE STOCK OPTION ARE SOLD OR EXCHANGED WITHIN ONE YEAR FOLLOWING THE EXERCISE OF THAT INCENTIVE STOCK

OPTION SUCH THAT THE SALE CONSTITUTES A DISQUALIFYING DISPOSITION FOR INCENTIVE STOCK OPTION TREATMENT UNDER THE CODE, NO PROVISION OF THIS PLAN SHALL BE CONSTRUED AS PROHIBITING SUCH A SALE.

7.       STOCK APPRECIATION RIGHTS.

         The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable:

         (a) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to (or if the Committee shall determine at the time of grant, less than) the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

         (b) GRANT. A Stock Appreciation Right shall be granted separately. In no event will Stock Appreciation Rights and other Awards be issued in tandem whereby the exercise of one such Award affects the right to exercise the other.

         (c) EXERCISE. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee, except that in no event shall a Stock Appreciation Right be exercisable prior to the first Anniversary Date of the date of grant. To the extent, in the opinion of counsel, it would not subject such Participant to a substantial risk of liability under Section 16 of the Exchange Act, the Committee, in its discretion, may provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates, or that a Stock Appreciation Right may be exercised during only limited time periods.

         (d) FORM OF PAYMENT. Payment to a Participant upon exercise of a Stock Appreciation Right may be made (i) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Committee) (ii) in shares of Common Stock, (iii) in the form of a Deferred Compensation Stock Option, or
(iv) any combination of the above, as the Committee shall determine. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, or with respect to payments contemplated in clauses (i) and (ii) above, at the time of the exercise.

8.       STOCK GRANTS AND RESTRICTED AWARDS

         Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions, and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

         (a) RESTRICTED STOCK GRANTS. A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Section 8 (d) below. As a condition to the grant of

Restricted Stock to any Participant who, at the date of grant, has not been employed by the Company and has not performed services for the Company, the Committee shall require such Participant to pay at least an amount equal to the par value of the shares of Common Stock subject to the Restricted Stock Grant within thirty (30) days of the date of the grant, and failure to pay such amount shall result in an automatic termination of the Restricted Stock Grant.

         (b) RESTRICTED UNIT GRANTS. A Restricted Unit Grant is an Award of units granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that such Participant forfeit such units upon termination of employment for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of the units. Subject to the discretion of the Committee at the time a Restricted Unit Grant is awarded to a Participant, a unit will have a value (i) equivalent to one share of Common Stock, or (ii) equivalent to the excess of the Fair Market Value of a share of Common Stock on the date the restriction lapses over the Fair Market Value of a share of Common Stock on the date of the grant of the Restricted Unit Grant (or over such other value as the Committee determines at the time of the grant).

         (c) GRANT OF AWARDS. Restricted Awards shall be granted separately under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards, however, may not be granted in tandem with other Awards whereby the exercise of one such Award affects the right to exercise the other. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of the shares of Common Stock. The certificate shall be registered in the name of the Participant, shall be accompanied by a stock power duly executed by the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. The certificate evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

         (d) RESTRICTION PERIOD. Restricted Awards shall provide that, in order for a Participant to vest in the Awards, the Participant must continuously provide services for the Company or its Subsidiaries, subject to relief for specified reasons, for a period of not less than two (2) years (or one year if the Restricted Award is performance based) commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award ("Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments), the Participant shall be entitled to receive his or her Restricted Award or the applicable portion thereof, as the case may be, along with a return of the stock power executed by the Participant once the restriction has fully lapsed. Upon termination of a Participant's employment with the Company or any Subsidiary for any reason during the Restriction Period, all or a portion of the shares or units, as applicable, that are still subject to a restriction may vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

         (e) PAYMENT OF AWARDS. A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the units covered by the Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the respective Restriction Period (i) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Committee), (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made,
(iii) in the form of a Deferred Compensation Stock Option, or (iv) in any combination of the above, as the Committee shall determine. The Committee may elect to make this determination either at the time the Award is granted, or with respect to payments contemplated in clause (i) and (ii) above, at the time the Award is settled.

         (f) RIGHTS AS A SHAREHOLDER. A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to the shares covered by a Restricted Stock Grant shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Stock Grant with respect to which the dividends are issued.

         (g) GRANTS OF SHARES OF COMMON STOCK. The Committee may, in its discretion, grant shares of Common Stock to a Participant under this Plan, with or without restrictions, vesting requirements and/or conditions, such direct grants of shares to come from the Company's authorized but unissued shares or treasury shares available from time to time. As a condition to the grant of shares of Common Stock to any Participant who at the date of grant has not been employed by the Company and has not performed services for the Company, the Committee shall require such Participant to pay at least an amount equal to the par value of the shares of Common Stock to be granted that Participant.

9.       TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

         The terms and conditions under which an Award may be exercised after a Participant's termination of employment or other relationship shall be determined by the Committee, except as otherwise provided herein. The conditions under which such post-termination exercises shall be permitted with respect to Incentive Stock Options shall be determined in accordance with the provisions of
Section 422 of the Code and as otherwise provided in Section 6 above, provided that the Committee, in its sole discretion, may change, by any agreement approved by the Committee, the post-termination rights of a Participant, including accelerating the dates upon which all or a portion of any outstanding unexercised Stock Option held by a Participant may become vested or be exercised following such termination of employment.

         (a) TERMINATION BY DEATH. Subject to Section 6(l), if a Participant's employment by or other relationship with the Company or any Subsidiary terminates by reason of the Participant's death or if the Participant's death occurs within three months after the termination of his or her employment or other relationship, any Award held by such Participant immediately prior to the date of his or her death may thereafter be exercised, to the extent such Award otherwise was exercisable by the Participant immediately prior to the date of his or her death, by the legal representative of the Participant's estate or by any person who acquired the Award by will or the laws of descent and distribution, for a period of one year from the date of his or her death or until the expiration of the stated term of the Award, whichever period is the shorter, provided, however, that the Committee, in its discretion may specifically provide, either in any agreement providing for an Award or in any employment contract or any other agreement approved by the Committee, for the acceleration of the vesting and/or right of exercise under any Award held by a Participant immediately prior to the date of his or her death. Any right of exercise under an Award held by the Participant that after termination by reason of the Participant's death is not then vested and exercisable, or as a result thereof becomes vested and exercisable, shall be terminated and extinguished.

         (b) TERMINATION BY REASON OF DISABILITY. Subject to Section 6(l), if a Participant's employment by or other relationship with the Company or any Subsidiary terminates by reason of Disability, any Award held by such Participant immediately prior to the date of his or her Disability may thereafter be exercised by the Participant, to the extent such Award otherwise was exercisable by the Participant immediately prior to the date of his or her Disability for a period of one year from the date of such termination of employment or other relationship by reason of Disability, or until the expiration of the stated term of such Award, whichever period is shorter; provided, however, that if the Participant dies within such one-year period, any unexercised Award held by such Participant shall thereafter be exercisable to the extent to which it was exercisable immediately prior to the date of such death for a period of one year from the date of his or her death or until the expiration of the stated term of such Award, whichever period is shorter; and provided further, that the Committee may, in its discretion specifically provide, either in any agreement providing for an Award or in any employment contract or any other agreement approved by the Committee for the acceleration of the vesting and/or right of exercise under an Award held by a Participant immediately prior to the time of termination of employment or other relationship by reason of his or her Disability. Any right of exercise under an Award held by the Participant that, after termination by reason of Participant's Disability is not then vested and exercisable, or as a result thereof becomes vested and exercisable, shall be terminated and extinguished.

         (c) OTHER TERMINATION. Subject to Section 6(l), if a Participant's employment by or other relationship with the Company or any Subsidiary is terminated for any reason other than death or Disability, any Award held by the Participant immediately prior to the date of his or her termination shall be exercisable, to the extent otherwise then exercisable, for the lesser period of three (3) months from the date of such termination or the balance of the term of the Award, and any right of exercise under any Award held by a Participant immediately prior to the time of his or her termination that is not vested immediately after such date of termination, shall be terminated and extinguished; provided, however, that the Committee, in its discretion may specifically provide that, for Awards held prior to the termination, vesting and/or exercise may be accelerated at or prior to the time of termination, either in any agreement providing for an Award, or in any employment contract or any other agreement approved by the Committee; provided, however, that upon termination of employment or other relationship upon retirement, if the Participant continues to serve, or commences serving, as a director of the Company, then in such event any Awards may continue to be held by the Participant under the original terms thereof, with such modifications as the Committee may determine in its discretion, with any Incentive Stock Options held by such Participant to henceforth be treated as Nonqualified Stock Options.

         (d) GENERAL PROVISIONS. Unless otherwise specifically provided herein, the Committee shall have the following discretion regarding the treatment of outstanding Stock Options upon termination of employment or other relationship:

                  (i) Any Stock Option outstanding at the time of a Participant's retirement, termination of employment or other relationship, Disability or death shall remain exercisable for such period of time thereafter as shall be determined by the Committee and set forth in the documents evidencing the grant of any Stock Option or in an employment or other agreement with such Participant, provided that no Stock Option shall be exercisable more than ten (10) years from the date of grant of the Original Option;

                  (ii) The Committee shall have complete discretion, exercisable either at the time a Stock Option is granted or any time while the Stock Option remains outstanding, to extend the period of time for which the Stock Option is to remain exercisable following a Participant's termination of employment or other relationship from the limited exercise period otherwise in effect for that Stock Option to such greater period of time as the Committee shall deem appropriate, but in no event to a date which is more than ten (10) years from the date of grant of the Original Option;

                  (iii) The Committee shall have the complete discretion to permit a Stock Option to be exercised following a Participant's retirement, termination of employment or other relationship, Disability or death not only with respect to the number of Stock Options which are then fully vested but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in the Company's employment or other relationship.

10.      NON-TRANSFERABILITY OF INCENTIVE STOCK OPTIONS.

         No Incentive Stock Option under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution, after which assignment Section 9 hereof shall apply to exercise of the Incentive Stock Option by the assignee. During the lifetime of a Participant, Incentive Stock Options are exercisable only by, and settlements of Incentive Stock Options made to such Participant or his or her legal representative.

11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

         (a) The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, Common Stock, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

         (b) In the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the Common Stock, the Board, in its discretion, may make proportionate adjustments it deems appropriate to reflect such change with respect to (i) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (ii) the number of shares of Common Stock covered by each outstanding Award, and (iii) the price per share in respect of the outstanding Awards.

         (c) The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

12.      CHANGE OF CONTROL.

         (a) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Committee shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any other Award granted under the Plan at the time of the grant of such Award.

         (b)      Acquisition and Change in Control Events

                  (i)      Definitions

                           (A)      An "Acquisition Event" shall mean:

                                    (1) any merger or consolidation of the
Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property of the other entity; or

                                    (2) any exchange of shares of the Company
for cash, securities or other property in connection with an exchange transaction.

                           (B) A "Change in Control Event" shall mean:

                                    (1) a sale of all or substantially all of
the assets of the Company;

                                    (2) the acquisition by an individual,
entity, group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either
(A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the

"Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (2), the following acquisitions shall not constitute a Change in Control Event: (C) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (E) a Business Combination (as defined below); or

                                    (3) the consummation of a merger,
consolidation, reorganization, recapitalization or share exchange involving the Company (a "Business Combination") if Persons who were not shareholders of the Company immediately prior to such Business Combination beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act) immediately after such Business Combination 50% or more of either the Outstanding Common Stock or the Outstanding Company Voting Securities.

                           (C) "Good Reason" shall mean any significant
diminution in the Participant's title, authority, or responsibilities from and after such Acquisition Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Participant from and after such Acquisition Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from the then current site.

                           (D) "Cause" shall mean in connection with the
termination of a Participant (1) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such Participant, or
(2) in the absence of such an agreement, "cause" as such term is defined in the Award Agreement (as defined in Section 14(d) below) executed by the Company and such Participant, or (3) in the absence of both of the foregoing, (A) conviction of such Participant for any felony or the entering by him of a plea of guilty or NOLO CONTENDERE with respect thereto, (b) willful and repeated failures in any material respect of such Participant to perform any of the Participant's reasonable duties and responsibilities assigned to him and the failure of the Participant to cure such failures hereunder within thirty (30) days after written notice thereof from the Company, (C) the commission of any act or failure to act by such Participant that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, or any of its Subsidiaries or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, or (D) any material violation by such Participant of the requirements of such Award Agreement, any other contract or agreement between the Company and such Participant or this Plan (as in effect from time to time) and the failure of the Participant to cure such violation within thirty (30) days after written notice thereof from the Company; in each case, with respect to subsections (A) through (D), as determined by the Board of Directors.

                  (ii)     Effect on Options

                           (A) Acquisition Event. Upon the occurrence of an
Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Stock Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Acquisition Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Stock Option or any other agreement between a Participant and the Company, the outstanding Stock Options shall continue to vest in accordance with the provisions of Section 12(b)(ii)(B). For purposes hereof, a Stock Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Stock Option confers the right to purchase, for each share of Common Stock subject to the Stock Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Stock Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

                           Notwithstanding the foregoing, if the acquiring or
succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Stock Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Stock Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Stock Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (1) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Stock Options (whether or not then exercisable), exceeds (2) the aggregate exercise price of such Stock Options.

                           (B) Change in Control Event. Upon the occurrence of a
Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Stock Option or any other agreement between a Participant and the Company, the vesting schedule of such Stock Option shall be accelerated in part so that one-half of the number of shares that would otherwise have first become vested on any date after the date of the Change in Control Event shall immediately become exercisable. The remaining one-half of such number of shares shall continue to become vested in accordance with the original vesting schedule set forth in such Stock Option, with one-half of the number of shares that would otherwise have first become vested becoming so vested on each subsequent vesting date in accordance with the original schedule; provided, however, that each such Stock Option shall be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

                  (iii)    Effect on Other Awards

                           (A) Acquisition Event that is not a Change in Control
Event. The Board shall specify the effect of an Acquisition Event that is not a Change in Control Event on any other Award granted under the Plan at the time of the grant of such Award.

                           (B) Change in Control Event. Upon the occurrence of a
Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the Award Agreement or any other agreement between a Participant and the Company, the vesting schedule of all other Awards shall be accelerated in part so that one-half of the number of shares that would otherwise have first become exercisable, realizable, vested or free from conditions or restrictions on any date after the date of the Change in Control Event shall immediately become exercisable, realizable, vested or free from conditions or restrictions. Subject to the following sentence, the remaining one-half of such number of shares shall continue to become exercisable, realizable, vested or free from conditions or restrictions in accordance with the original schedule set forth in such Award, with one-half of the number of shares that would otherwise have first become exercisable, realizable, vested or free from conditions or restrictions becoming so exercisable, realizable, vested or free from conditions or restrictions on each subsequent vesting date in accordance with the original schedule. In addition, each such Award shall immediately become fully exercisable, realizable, vested or free from conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

13.      AMENDMENT AND TERMINATION.

         The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that Incentive Stock Options granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 11, increase the maximum number of shares of Common Stock for which any Awards may be granted under the Plan or change the Section 162 Maximum, (b) change the eligibility requirements for individuals entitled to receive Awards hereunder, or (c) make any change which is required to be approved by the stockholders under any law, rule or regulation or any rules for listed companies promulgated by any national stock exchange on which the Company's stock is traded, (d) result in the repricing of options issued under the Plan by lowering the exercise price of a previously granted Award, or by cancellation of outstanding

Awards with subsequent replacement, or by regranting Awards with lower exercise prices, or (e) allow the creation of additional types of Awards under the Plan. No termination, suspension or amendment of the Plan shall adversely affect the rights of a Participant under any Award granted under the Plan without such Participant's consent. The power of the Committee to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

14.      MISCELLANEOUS MATTERS.

         (a) TAX WITHHOLDING. In addition to the authority set forth in Section 6(h) above, the Company shall have the right to deduct from a Participant's wages or from any settlement, including the delivery of shares, made under the Plan any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments, or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

         (b) NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor the granting of any Award shall confer upon any Participant any right to continue employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any Participant at any time, with or without cause.

         (c) SECURITIES LAW RESTRICTIONS. No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to refer to those restrictions.

         (d) AWARD AGREEMENT. Each Participant receiving an Award under the Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee, in its sole discretion, shall determine (the "Award Agreement").

         (e) COSTS OF PLAN. The costs and expenses of administering the Plan shall be borne by the Company.

         (f) GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                                     ANNEX D
                                     -------

                             WARREN RESOURCES, INC.
                     2001 KEY EMPLOYEE STOCK INCENTIVE PLAN

1.       PURPOSE.

         This 2001 Key Employee Stock Incentive Plan (the "Plan") is intended as an incentive to encourage stock ownership by certain key employees (including officers) of WARREN RESOURCES, INC. (the "Company"), or of its subsidiary corporations (the "Subsidiaries," as that term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time), so that they may acquire or increase their proprietary interest in the success of the Company and the Subsidiaries, and to encourage them to remain in the employ of the Company or of the Subsidiaries. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.       DEFINITIONS.

         For purposes of this Plan, the following terms shall have the meanings set forth below:

         (a) "AWARD" or "AWARDS" means an award or grant made to a Participant under Sections 6 through 8, inclusive, of the Plan.

         (b) "BOARD" means the Board of Directors of the Company.

         (c) "CODE" means the Internal Revenue Code of 1986, as amended, together with the regulations promulgated thereunder.

         (d) "COMMITTEE" means the Compensation Committee of the Board, or any committee of the Board performing similar functions, constituted as provided in
Section 3 of the Plan.

         (e) "COMMON STOCK" means the Common Stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

         (f) "COMPANY" means Warren Resources, Inc., a New York corporation, or any successor corporation.

         (g) "DEFERRED COMPENSATION STOCK OPTION" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is specifically designated as such.

         (h) "DISABILITY" means a total and permanent disability as defined in the Company's long-term disability plan, or if the Company has no long-term disability plan in effect at the time of a Participant's disability, "disability" shall have the meaning provided in Section 22(e)(3) of the Code.

         (i) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

         (j) "FAIR MARKET VALUE" means at any given time on any given date (i) the closing price of the Common Stock on any established national exchange or exchanges for the immediately prior trading day on which there was a sale of such stock, or (ii) if the Common Stock is not listed on an established stock exchange, the closing bid price of the Common Stock in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. for such trading date. For example, prior to closing of the market on any given business day, Fair Market Value would be the closing price on the preceding trading day on which there was a trade. After closing of the market on any given business day, Fair Market Value would be the closing price on that same day if there was a trade.

         (k) "IMMEDIATE FAMILY MEMBER" means the spouse, children or grandchildren of a Participant.

         (l) "INCENTIVE STOCK OPTION" means any Stock Option (as defined below) that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         (m) "NONQUALIFIED STOCK OPTION" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

         (n) "PARTICIPANT" means a key employee (including an officer) of the Company or a Subsidiary, who from time to time shall be designated by the Committee and in all such cases who is also granted an Award under the Plan. No member of the Committee shall be eligible to be a Participant.

         (o) "PLAN" means this Warren Resources, Inc. 2001 Key Employee Stock Incentive Plan as set forth herein and as it may be hereafter amended.

         (p) "RESTRICTED AWARD" means an Award granted pursuant to the provisions of Section 8 of the Plan.

         (q) "RESTRICTED STOCK GRANT" means an Award of shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

         (r) "RESTRICTED UNIT GRANT" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

         (s) "STOCK APPRECIATION RIGHT" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Section 7 of the Plan.

         (t) "STOCK OPTION" means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan.

         (u) "SUBSIDIARY" means a "subsidiary corporation" within the meaning of
Section 424(f) of the Code.

         (v) "TEN PERCENT SHAREHOLDER" means a person who owns (or is considered to own after taking into account the attribution of ownership rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.       ADMINISTRATION.

         (a) The Plan shall be administered by the Committee, as appointed from time to time by the Board. The Board may from time to time remove members from, or add members to, the Committee. The Committee shall be comprised solely of two or more members of the Board who are "non-employee directors" as defined in Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act as it may be amended from time to time, or any successor rule, and who are "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3).

         (b) Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum for the transaction of business and action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

         (c) The Committee is authorized to construe and interpret the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and any person validly claiming under or through any Participant and any Award under this Plan will be made only if the Committee decides in its sole and absolute discretion that the Participant or any persons validly claiming through any Participant is entitled to such award. In the event of a disagreement as to the interpretation of the Plan or any agreements issued hereunder as to any right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding.

         (d) The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority to grant Awards to persons subject to Section 16 of the Exchange Act. The Committee is specifically authorized to give authority to the Company's chief executive officer within specified written limits to grant Awards to new employees of the Company in connection with their hiring, which written limits may be changed from time to time by the Committee in its sole discretion.

         (e) The Committee is expressly authorized to make modifications to the Plan as necessary to effectuate the intent of the Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants and the Plan, subject to those restrictions that are set forth in Section 13 below.

         (f) The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee by execution of instruments in writing as specified in Section 14(d) below in such form as approved by the Committee.

4.       ELIGIBILITY.

         Persons eligible for Awards under the Plan shall consist of key employees (including officers) of the Company or its Subsidiaries. Such Awards shall cover such numbers of shares of Common Stock as the Committee may determine in its sole discretion; provided, however that if on the date of grant of an Award, any class of Common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to an Award that may be granted to a Participant during any calendar year under the Plan shall be 750,000 shares (the "Section 162 Maximum").

5.       DURATION OF AND COMMON STOCK SUBJECT TO PLAN.

         (a) TERM. The Plan was adopted by the Board on September 6, 2001. Subject to Section 13 below, the Plan shall terminate on September 5, 2011, except with respect to Awards then outstanding, including Reload Options on Awards then outstanding, and no Award may be granted under the Plan after that date.

         (b) SHARES OF COMMON STOCK SUBJECT TO PLAN. The maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan (the "Plan Maximum") shall be 2,500,000, subject to adjustment as provided in
Section 11 below. Common Stock issued under the Plan may be either authorized and unissued shares or treasury shares. The following terms and conditions shall apply to Common Stock subject to the Plan:

                  (i) In no event shall more than the Plan Maximum be cumulatively available for Awards under the Plan;

                  (ii) For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations (A) the number of shares of Common Stock subject to issuance upon exercise or settlement of Awards (regardless of vesting), and (B) the number of shares of Common Stock which equal the value of Restricted Unit Grants or Stock Appreciation Rights determined at the dates on which such Awards are granted;

                  (iii) If any Awards are forfeited, terminated, expire unexercised, settled in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were previously subject to the Awards shall again be available for Awards under the Plan to the extent of such forfeiture, termination, expiration, cash settlement or exchange; and

                  (iv) Any shares of Common Stock which are used as full or partial payment to the Company by a Participant of the purchase price of shares of Common Stock upon exercise of a Stock Option shall again be available for Awards under the Plan.

6.       STOCK OPTIONS.

         Stock Options granted under the Plan may be in the form of Incentive Stock Options, Non-Qualified Stock Options or Deferred Compensation Stock Options. Stock Options shall be subject to the following terms and conditions, and each Stock Option shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

         (a) GRANT. Stock Options shall be granted separately. In no event will Stock Options or Awards be issued in tandem whereby the exercise of one affects the right to exercise the other.

         (b) STOCK OPTION PRICE. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, provided that in no event shall the exercise price of an Incentive Stock Option, or of any option intended to comply with the performance-based compensation exemption to the deduction limitations of Section 162(m) of the Code, be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of the Stock Option. In the case of a Ten Percent Shareholder, the exercise price of an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of the grant.

         (c) OPTION TERM. The term of each Stock Option, other than an Incentive Stock Option, shall be fixed by the Committee. The term of Incentive Stock Options shall not exceed ten (10) years after the date the Incentive Stock Option is granted, and the term of any Incentive Stock Options granted to Ten Percent Shareholders shall not exceed five (5) years after the date of the grant.

         (d)      EXERCISABILITY.

                  (i) Incentive Stock Options and Nonqualified Stock Options shall be exercisable in installments as determined by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee shall determine at the date of grant; provided that if not otherwise determined by the Committee, Incentive Stock Options and Nonqualified Stock Options may be exercised as to twenty-five percent (25%) of the shares covered thereby beginning on the first anniversary date of the date of grant (hereinafter, an "Anniversary Date") and thereafter an additional fifty percent (50%) on the second Anniversary Date, and an additional twenty-five percent (25%) on the third Anniversary Date, except as otherwise provided in Sections 9 and 12.

                  (ii) Reload Options shall become exercisable in accordance with Section 6(i)(iii) hereof.

                  (iii) Deferred Compensation Stock Options shall become exercisable in accordance with the terms of the grant thereof as established by the Committee.

         (E) METHOD OF EXERCISE. Subject to applicable exercise restrictions set forth in Section 6(d) above, a Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. The notice shall be accompanied by payment in full of the purchase price. The purchase price may be paid by any of the following methods, subject to the restrictions set forth in Section 6(f) hereof:

         (i) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Committee) of an amount equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

         (ii) if acceptable to the Committee, by delivery of shares of Common Stock already owned by the Participant and held by the Participant for a minimum of six months, which shares, including any cash tendered therewith, have an aggregate Fair Market Value equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

                  (iii) the Committee may, in its sole discretion, permit payment of this exercise price by delivery by the Participant of a properly executed notice, together with a copy of the Participant's irrevocable instruction to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

         (f) RESTRICTIONS ON METHOD AND TIMING OF EXERCISE. Notwithstanding the foregoing provisions, the Committee, in granting Stock Options pursuant to the Plan, may limit the timing or methods by which a Stock Option may be exercised by any person or waive all or any portion of such limits on timing or methods, and, in processing any purported exercise of a Stock Option granted pursuant to the Plan, may refuse to recognize the timing or methods of exercise selected by the Participant if, in the opinion of counsel to the Company, there is a substantial risk that such exercise could result in the violation of any then applicable rules or regulations, including federal or state securities laws. Furthermore, no Incentive Stock Option may be exercised in accordance with the method of exercise set forth in subsections 6(e)(ii) and 6(e)(iii) above unless, in the opinion of counsel to the Company, such exercise would not have a material adverse effect upon the incentive stock option tax treatment of any outstanding Incentive Stock Options or Incentive Stock Options (other than the particular option or options then exercised in accordance with such subsection 6(e)(ii)) which may be granted pursuant to the Plan in the future.

         (g) TRANSFERABILITY OF NONQUALIFIED STOCK OPTIONS. The Committee may, in its discretion, authorize all or a portion of any Nonqualified Stock Option to be on terms which permit transfer by the Participant to (i) Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of Immediate Family Members, (iii) a charitable trust or trusts created or controlled by the Participant, or (iv) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the transfer must be approved by the Committee in a manner consistent with this Section, and (z) subsequent transfers of transferred Options shall be prohibited except to a transferee to whom the Participant could have transferred the Option pursuant to this Section 6(g) or by will or the laws of descent and distribution, after which assignment, Section 9 hereof shall apply to exercise of the Option by the assignee. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for all purposes hereof the term Participant shall be deemed to refer to the transferee. The events of termination of employment of Section 9 hereof shall continue to be applied with respect to the original Participant, following which events the Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 9.

         (h) TAX WITHHOLDING. In addition to the alternative methods of exercise set forth in Section 6(e), holders of Nonqualified Stock Options, subject to the discretion of the Committee, may be entitled to elect at or prior to the time the exercise notice is delivered to the Company, to have the Company withhold from the shares of Common Stock to be delivered upon exercise of the Nonqualified Stock Option the number of shares of Common Stock (determined based on the Fair Market Value) that is necessary to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option so long as the amount withheld does not exceed the Company's minimum statutory tax withholding attributable to the underlying transaction. If withholding is made in shares of Common Stock pursuant to the method set forth above, the Committee, in its discretion, may grant "Reload Options" (as defined and on the terms specified in Section 6(i) below) for the number of shares so withheld. Notwithstanding the foregoing provisions, a holder of a Nonqualified Stock Option may not elect to satisfy his or her withholding tax obligation in respect of any exercise as contemplated above if, in the opinion of counsel to the Company, there is substantial risk that such election could result in a violation of any then applicable rules or regulations, including federal or state securities law, or such withholding would have an adverse tax or accounting effect on the Company.

         (i) GRANT OF RELOAD OPTIONS. Whenever the Participant holding any Incentive Stock Option or Nonqualified Stock Option (the "Original Option") outstanding under this Plan (including any "Reload Options" granted under the provisions of this Section 6(i)) exercises the Original Option and makes payment of the option price by tendering shares of the Common Stock previously held by him or her pursuant to Section 6(e)(ii) hereof, then the Committee may grant a reload option (the "Reload Options") for that number of additional shares of Common Stock which is equal to the number of shares tendered by the Participant in payment of the option price for the Original Option being exercised. All such Reload Options granted hereunder shall be on the following terms and conditions:

                  (i) The Reload Option price per share shall be an amount equal to the then current Fair Market Value per share of the Common Stock, determined as of the time and date of the Company's receipt of the exercise notice for the Original Option;

                  (ii) The option exercise period shall expire, and the Reload Option shall no longer be exercisable, on the expiration of the option period of the Original Option or two (2) years from the date of the grant of the Reload Option, whichever is later;

                  (iii) Any Reload Option granted under this Section 6(i) shall vest and first become exercisable one (1) year following the date of exercise of the Original Option; and

                  (iv) All other terms of Reload Options granted hereunder shall be identical to the terms and conditions of the Original Option, the exercise of which gives rise to the grant of the Reload Option.

         (j) SPECIAL RULE FOR INCENTIVE STOCK OPTIONS. With respect to Incentive Stock Options granted under the Plan, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all stock option plans of the Company or its Subsidiaries shall not exceed one hundred thousand dollars ($100,000). The Fair Market Value of any Common Stock shall be determined as of the time the option with respect to such stock is granted or such other time as may be required by Section 422(d) of the Code, as such section of the Code may be amended from time to time.

         (k) DEFERRED COMPENSATION STOCK OPTIONS. Deferred Compensation Stock Options are intended to provide a means by which compensation payments can be deferred to future dates. The number of shares of Common Stock subject to a Deferred Compensation Stock Option shall be determined by the Committee, in its sole discretion, in accordance with the following formula:

           Amount of Compensation to be Deferred           = Number of Shares
           --------------------------------------
           Fair Market Value - Stock Option Exercise Price

Amounts of compensation deferred may include amounts earned under Awards granted under the Plan or under any other compensation plan, program, or arrangement of the Company as permitted by the Committee.

         (l) INCENTIVE STOCK OPTIONS. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code. To the extent permitted under Section 422 of the Code or applicable regulations thereunder or any applicable Internal Revenue Service pronouncements:

                  (i) to the extent that any portion of any Incentive Stock Option that first becomes exercisable during any calendar year exceeds the $100,000 limitation contained in Section 422(d) of the Code set forth in Section 6(j) above, such excess portion shall be treated as a Nonqualified Stock Option; and

                  (ii) if the vesting period or exercisability of an Incentive Stock Option is accelerated, any portion of such Option that exceeds the $100,000 limitation set forth in Section 6(j) above shall be treated as a Nonqualified Stock Option.

EVEN IF THE SHARES OF COMMON STOCK WHICH ARE ISSUED UPON EXERCISE OF ANY INCENTIVE STOCK OPTION ARE SOLD OR EXCHANGED WITHIN ONE YEAR FOLLOWING THE EXERCISE OF THAT INCENTIVE STOCK OPTION SUCH THAT THE SALE CONSTITUTES A DISQUALIFYING DISPOSITION FOR INCENTIVE STOCK OPTION TREATMENT UNDER THE CODE, NO PROVISION OF THIS PLAN SHALL BE CONSTRUED AS PROHIBITING SUCH A SALE.

7.       STOCK APPRECIATION RIGHTS.

         The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable.

         (a) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to (or if the Committee shall determine at the time of grant, less than) the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

         (b) GRANT. A Stock Appreciation Right shall be granted separately. In no event will Stock Appreciation Rights and other Awards be issued in tandem whereby the exercise of one such Award affects the right to exercise the other.

         (c) EXERCISE. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee, except that in no event shall a Stock Appreciation Right be exercisable prior to the first Anniversary Date of the date of grant. To the extent, in the opinion of counsel, it would not subject such Participant to a substantial risk of liability under Section 16 of the Exchange Act, the Committee, in its discretion, may provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates, or that a Stock Appreciation Right may be exercised during only limited time periods.

         (d) FORM OF PAYMENT. Payment to a Participant upon exercise of a Stock Appreciation Right may be made (i) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Committee) (ii) in shares of Common Stock, (iii) in the form of a Deferred Compensation Stock Option, or
(iv) any combination of the above, as the Committee shall determine. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, or with respect to payments contemplated in clauses (i) and (ii) above, at the time of the exercise.

8.       STOCK GRANTS AND RESTRICTED AWARDS

         Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions, and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

         (a) RESTRICTED STOCK GRANTS. A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Section 8 (d) below. As a condition to the grant of Restricted Stock to any Participant who, at the date of grant, has not been employed by the Company and has not performed services for the Company, the Committee shall require such Participant to pay at least an amount equal to the par value of the shares of Common Stock subject to the Restricted Stock Grant within thirty (30) days of the date of the grant, and failure to pay such amount shall result in an automatic termination of the Restricted Stock Grant.

         (b) RESTRICTED UNIT GRANTS. A Restricted Unit Grant is an Award of units granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that such Participant forfeit such units upon termination of employment for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of the units. Subject to the discretion of the Committee at the time a Restricted Unit Grant is awarded to a Participant, a unit will have a value (i) equivalent to one share of Common Stock, or (ii) equivalent to the excess of the Fair Market Value of a share of Common Stock on the date the restriction lapses over the Fair Market Value of a share of Common Stock on the date of the grant of the Restricted Unit Grant (or over such other value as the Committee determines at the time of the grant).

         (c) GRANT OF AWARDS. Restricted Awards shall be granted separately under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards, however, may not be granted in tandem with other Awards whereby the exercise of one such Award affects the right to exercise the other. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of the shares of Common Stock. The certificate shall be registered in the name of the Participant, shall be accompanied by a stock power duly executed by the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. The certificate evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

         (d) RESTRICTION PERIOD. Restricted Awards shall provide that, in order for a Participant to vest in the Awards, the Participant must continuously provide services for the Company or its Subsidiaries, subject to relief for specified reasons, for a period of not less than two (2) years (or one year if the Restricted Award is performance based) commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award ("Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments), the Participant shall be entitled to receive his or her Restricted Award or the applicable portion thereof, as the case may be, along with a return of the stock power executed by the Participant once the restriction has fully lapsed. Upon termination of a Participant's employment with the Company or any Subsidiary for any reason during the Restriction Period, all or a portion of the shares or units, as applicable, that are still subject to a restriction may vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

         (e) PAYMENT OF AWARDS. A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the units covered by the Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the respective Restriction Period (i) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Committee), (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made, (iii) in the form of a Deferred Compensation Stock Option, or (iv) in any combination of the above, as the Committee shall determine. The Committee may elect to make this determination either at the time the Award is granted, or with respect to payments contemplated in clause (i) and (ii) above, at the time the Award is settled.

         (f) RIGHTS AS A SHAREHOLDER. A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to the shares covered by a Restricted Stock Grant shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Stock Grant with respect to which the dividends are issued.

         (g) GRANTS OF SHARES OF COMMON STOCK. The Committee may, in its discretion, grant shares of Common Stock to a Participant under this Plan, with or without restrictions, vesting requirements and/or conditions, such direct grants of shares to come from the Company's authorized but unissued shares or treasury shares available from time to time. As a condition to the grant of shares of Common Stock to any Participant who at the date of grant has not been employed by the Company and has not performed services for the Company, the Committee shall require such Participant to pay at least an amount equal to the par value of the shares of Common Stock to be granted that Participant.

9.       TERMINATION OF EMPLOYMENT.

         The terms and conditions under which an Award may be exercised after a Participant's termination of employment shall be determined by the Committee, except as otherwise provided herein. The conditions under which such post-termination exercises shall be permitted with respect to Incentive Stock Options shall be determined in accordance with the provisions of Section 422 of the Code and as otherwise provided in Section 6 above, provided that the Committee, in its sole discretion, may change, by any agreement approved by the Committee, the post-termination rights of a Participant, including accelerating the dates upon which all or a portion of any outstanding unexercised Stock Option held by a Participant may become vested or be exercised following such termination of employment.

         (a) TERMINATION BY DEATH. Subject to Section 6(l), if a Participant's employment by the Company or any Subsidiary terminates by reason of the Participant's death or if the Participant's death occurs within three months after the termination of his or her employment, any Award held by such Participant immediately prior to the date of his or her death may thereafter be exercised, to the extent such Award otherwise was exercisable by the Participant immediately prior to the date of his or her death, by the legal representative of the Participant's estate or by any person who acquired the Award by will or the laws of descent and distribution, for a period of one year from the date of his or her death or until the expiration of the stated term of the Award, whichever period is the shorter, provided, however, that the Committee, in its discretion may specifically provide, either in any agreement providing for an Award or in any employment contract or any other agreement approved by the Committee, for the acceleration of the vesting and/or right of exercise under any Award held by a Participant immediately prior to the date of his or her death. Any right of exercise under an Award held by the Participant that after termination by reason of the Participant's death is not then vested and exercisable, or as a result thereof becomes vested and exercisable, shall be terminated and extinguished.

         (b) TERMINATION BY REASON OF DISABILITY. Subject to Section 6(l), if a Participant's employment by the Company or any Subsidiary terminates by reason of Disability, any Award held by such Participant immediately prior to the date of his or her Disability may thereafter be exercised by the Participant, to the extent such Award otherwise was exercisable by the Participant immediately prior to the date of his or her Disability for a period of one year from the date of such termination of employment by reason of Disability, or until the expiration of the stated term of such Award, whichever period is shorter; provided, however, that if the Participant dies within such one-year period, any unexercised Award held by such Participant shall thereafter be exercisable to the extent to which it was exercisable immediately prior to the date of such death for a period of one year from the date of his or her death or until the expiration of the stated term of such Award, whichever period is shorter; and provided further, that the Committee may, in its discretion specifically provide, either in any agreement providing for an Award or in any employment contract or any other agreement approved by the Committee for the acceleration of the vesting and/or right of exercise under an Award held by a Participant immediately prior to the time of termination of employment by reason of his or her Disability. Any right of exercise under an Award held by the Participant that, after termination by reason of Participant's Disability is not then vested and exercisable, or as a result thereof becomes vested and exercisable, shall be terminated and extinguished.

         (c) OTHER TERMINATION. Subject to Section 6(l), if a Participant's employment by the Company or any Subsidiary is terminated for any reason other than death or Disability, any Award held by the Participant immediately prior to the date of his or her termination shall be exercisable, to the extent otherwise then exercisable, for the lesser period of three (3) months from the date of such termination or the balance of the term of the Award, and any right of exercise under any Award held by a Participant immediately prior to the time of his or her termination that is not vested immediately after such date of termination, shall be terminated and extinguished; provided, however, that the Committee, in its discretion may specifically provide that, for Awards held prior to the termination, vesting and/or exercise may be accelerated at or prior to the time of termination, either in any agreement providing for an Award, or in any employment contract or any other agreement approved by the Committee; provided, however, that upon termination of employment upon retirement, if the Participant continues to serve, or commences serving, as a director of the Company, then in such event any Awards may continue to be held by the Participant under the original terms thereof, with such modifications as the Committee may determine in its discretion, with any Incentive Stock Options held by such Participant to henceforth be treated as Nonqualified Stock Options.

         (d) GENERAL PROVISIONS. Unless otherwise specifically provided herein, the Committee shall have the following discretion regarding the treatment of outstanding Stock Options upon termination of employment:

                  (i) Any Stock Option outstanding at the time of a Participant's retirement, termination of employment, Disability or death shall remain exercisable for such period of time thereafter as shall be determined by the Committee and set forth in the documents evidencing the grant of any Stock Option or in an employment or other agreement with such Participant, provided that no Stock Option shall be exercisable more than ten (10) years from the date of grant of the Original Option;

                  (ii) The Committee shall have complete discretion, exercisable either at the time a Stock Option is granted or any time while the Stock Option remains outstanding, to extend the period of time for which the Stock Option is to remain exercisable following a Participant's termination of employment from the limited exercise period otherwise in effect for that Stock Option to such greater period of time as the Committee shall deem appropriate, but in no event to a date which is more than ten (10) years from the date of grant of the Original Option;

                  (iii) The Committee shall have the complete discretion to permit a Stock Option to be exercised following a Participant's retirement, termination of employment, Disability or death not only with respect to the number of Stock Options which are then fully vested but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in the Company's employment.

10.      NON-TRANSFERABILITY OF INCENTIVE STOCK OPTIONS.

         No Incentive Stock Option under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution, after which assignment Section 9 hereof shall apply to exercise of the Incentive Stock Option by the assignee. During the lifetime of a Participant, Incentive Stock Options are exercisable only by such Participant or his or her legal representative.

11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

         (a) The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, Common Stock, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

         (b) In the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the Common Stock, the Board, in its discretion, may make proportionate adjustments it deems appropriate to reflect such change with respect to (i) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (ii) the number of shares of Common Stock covered by each outstanding Award, and (iii) the price per share in respect of the outstanding Awards.

         (c) The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

12.      CHANGE OF CONTROL.

         (a) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Committee shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any other Award granted under the Plan at the time of the grant of such Award.

         (b)      Acquisition and Change in Control Events

                  (i)      Definitions

                           (A)      An "Acquisition Event" shall mean:

                                    (1) any merger or consolidation of the
Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property of the other entity; or

                                    (2) any exchange of shares of the Company
for cash, securities or other property in connection with an exchange transaction.

                           (B) A "Change in Control Event" shall mean:

                                    (1) a sale of all or substantially all of
the assets of the Company;

                                    (2) the acquisition by an individual, entity
or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (2), the following acquisitions shall not constitute a Change in Control Event: (C) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (D) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (E) a Business Combination (as defined below); or

                                    (3) the consummation of a merger,
consolidation, reorganization, recapitalization or share exchange involving the Company (a "Business

Combination") if Persons who were not shareholders of the Company immediately prior to such Business Combination beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act) immediately after such Business Combination 50% or more of either the Outstanding Common Stock or the Outstanding Company Voting Securities.

                           (C) "Good Reason" shall mean any significant
diminution in the Participant's title, authority, or responsibilities from and after such Acquisition Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Participant from and after such Acquisition Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from the then current site.

                           (D) "Cause" shall mean in connection with the
termination of a Participant (1) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such Participant, or
(2) in the absence of such an agreement, "cause" as such term is defined in the Award Agreement (as defined in Section 14(d) below) executed by the Company and such Participant, or (3) in the absence of both of the foregoing, (A) conviction of such Participant for any felony or the entering by him of a plea of guilty or NOLO CONTENDERE with respect thereto, (b) willful and repeated failures in any material respect of such Participant to perform any of the Participant's reasonable duties and responsibilities assigned to him and the failure of the Participant to cure such failures hereunder within thirty (30) days after written notice thereof from the Company, (C) the commission of any act or failure to act by such Participant that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, or any of its Subsidiaries or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, or (D) any material violation by such Participant of the requirements of such Award Agreement, any other contract or agreement between the Company and such Participant or this Plan (as in effect from time to time) and the failure of the Participant to cure such violation within thirty (30) days after written notice thereof from the Company; in each case, with respect to subsections (A) through (D), as determined by the Board of Directors.

                  (ii)     Effect on Options

                           (A) Acquisition Event. Upon the occurrence of an
Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Stock Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Acquisition Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Stock Option or any other agreement between a Participant and the Company, the outstanding Stock Options shall continue to vest in accordance with the provisions of Section 12(b)(ii)(B). For purposes hereof, a Stock Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Stock Option confers the right to purchase, for each share of Common Stock subject to the Stock Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Stock Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

                           Notwithstanding the foregoing, if the acquiring or
succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Stock Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Stock Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Stock Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (1) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Stock Options (whether or not then exercisable), exceeds (2) the aggregate exercise price of such Stock Options.

                           (B) Change in Control Event. Upon the occurrence of a
Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Stock Option or any other agreement between a Participant and the Company, the vesting schedule of such Stock Option shall be accelerated in part so that one-half of the number of shares that would otherwise have first become vested on any date after the date of the Change in Control Event shall immediately become exercisable. The remaining one-half of such number of shares shall continue to become vested in accordance with the original vesting schedule set forth in such Stock Option, with one-half of the number of shares that would otherwise have first become vested becoming so vested on each subsequent vesting date in accordance with the original schedule; provided, however, that each such Stock Option shall be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

                  (iii)    Effect on Other Awards

                           (A) Acquisition Event that is not a Change in Control
Event. The Board shall specify the effect of an Acquisition Event that is not a Change in Control Event on any other Award granted under the Plan at the time of the grant of such Award.

                           (B) Change in Control Event. Upon the occurrence of a
Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the Award Agreement or any other agreement between a Participant and the Company, the vesting schedule of all other Awards shall be accelerated in part so that one-half of the number of shares that would otherwise have first become exercisable, realizable, vested or free from conditions or restrictions on any date after the date of the Change in Control Event shall immediately become exercisable, realizable, vested or free from conditions or restrictions. Subject to the following sentence, the remaining one-half of such number of shares shall continue to become exercisable, realizable, vested or free from conditions or restrictions in accordance with the original schedule set forth in such Award, with one-half of the number of shares that would otherwise have first become exercisable, realizable, vested or free from conditions or restrictions becoming so exercisable, realizable, vested or free from conditions or restrictions on each subsequent vesting date in accordance with the original schedule. In addition, each such Award shall immediately become fully exercisable, realizable, vested or free from conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

13.      AMENDMENT AND TERMINATION.

         The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that Incentive Stock Options granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 11, increase the maximum number of shares of Common Stock for which any Awards may be granted under the Plan or change the Section 162 Maximum, (b) change the eligibility requirements for individuals entitled to receive Awards hereunder, or (c) make any change which is required to be approved by the stockholders under any law, rule or regulation or any rules for listed companies promulgated by any national stock exchange on which the Company's stock is traded, (d) result in the repricing of options issued under the Plan by lowering the exercise price of a previously granted Award, or by cancellation of outstanding Awards with subsequent replacement, or by regranting Awards with lower exercise prices, or (e) allow the creation of additional types of Awards under the Plan. No termination, suspension or amendment of the Plan shall adversely affect the rights of a Participant under any Award granted under the Plan without such Participant's consent. The power of the Committee to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

14.      MISCELLANEOUS MATTERS.

         (a) TAX WITHHOLDING. In addition to the authority set forth in Section 6(h) above, the Company shall have the right to deduct from a Participant's wages or from any settlement, including the delivery of shares, made under the Plan any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments, or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

         (b) NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor the granting of any Award shall confer upon any Participant any right to continue employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any Participant at any time, with or without cause.

         (c) SECURITIES LAW RESTRICTIONS. No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to refer to those restrictions.

         (d) AWARD AGREEMENT. Each Participant receiving an Award under the Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee, in its sole discretion, shall determine (the "Award Agreement").

         (e) COSTS OF PLAN. The costs and expenses of administering the Plan shall be borne by the Company.

         (f) GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                                     ANNEX E
                                     -------

                             WARREN RESOURCES, INC.

                   2000 EQUITY INCENTIVE PLAN FOR EMPLOYEES OF
                 PETROLEUM DEVELOPMENT CORPORATION (AS AMENDED)

SECTION 1.        PURPOSE

                  The purpose of this 2000 Equity Incentive Plan (this "Plan") of Warren Resources, Inc., a New York corporation (the "Parent") is to advance the interests of the Parent's stockholders by enhancing the ability of the Parent's subsidiary, Petroleum Development Corporation, a New Mexico Corporation (the "Company"), to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Parent's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Petroleum Development Corporation which are also subsidiary corporations of Warren Resources, Inc. as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

SECTION 2.        DEFINITIONS

         As used herein, the following terms have the indicated meanings:

         "Affiliate" means any business entity in which the Company owns directly or indirectly more than fifty percent (50%) of the total combined voting power or has a significant financial interest as determined by the Committee.

         "Agreement" means the written agreement or grant between the Parent and a Participant evidencing an Award and is more specifically described in Section 11(a).

         "Award(s)" means any Option or Restricted Stock awarded under the Plan.

         "Board" means the Board of Directors of the Parent.

         "Cause" shall mean, unless otherwise provided in any written agreement between the Company and a Participant, (i) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) the willful engaging by the Participant in misconduct that is materially injurious to the Company; (iii) the commission by the Participant of a felony; (iv) the commission by the Participant of a crime against the Company which is materially injurious to the Company; or (v) the commission by the Participant of any crime that involves moral turpitude. For purposes of this definition, no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the

Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company or its Affiliate, as the case may be. Determination of Cause shall be made by the Committee in its sole discretion.

         "Change in Control Event" means a merger or consolidation of the Parent or the Company with or into another unrelated corporation, or the sale of substantially all of the assets of equity of the Parent or the Company to a third party.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" means a committee of not less than two (2) directors appointed by the Board to administer the Plan, or, alternatively, if the Board so determines (or if no Committee has been created), the whole Board.

         "Common Stock" means the common stock, par value $.001 per share, of the Parent.

         "Company" means Petroleum Development Corporation, a New Mexico corporation, a wholly owned subsidiary of Warren Resources, a New York corporation.

         "Consultant" means a consultant who (i) is a natural person, (ii) provides BONA FIDE service to the Company or an Affiliate, and (iii) whose services are not in connection with the offer or sale of securities in a capital-raising transaction and who does not directly or indirectly promote or maintain a market for the Company's securities; provided, however, that if the provisions of Rule 701(c)(1) under the Securities Act are amended or a successor to such Rule 701(c)(1) is adopted, "Consultant" shall have a meaning consistent with such amended or successor provision effective as of the effective date of such amendment or successor provision.

         "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

         "Fair Market Value" means, with respect to Stock or any other property, the fair market value of such property as determined in accordance with Section 13 of this Plan.

         "Incentive Stock Option" means an option to purchase shares of Stock awarded to a Participant under Section 6 that is intended to meet the requirements of Section 422 of the Code or any successor provision.

         "Non-Qualified Stock Option" means an option to purchase shares of Stock awarded to a Participant under Section 6 that is not intended to be an Incentive Stock Option.

         "Option(s)" means in Incentive Stock Option or a Non-Qualified Stock Option.

         "Parent Corporation" or "Parent" shall mean Warren Resources, Inc., a New York Corporation, parent corporation of Petroleum Development Corporation, a New Mexico corporation, and shall also have the meaning specified in Section 424(e) of the Code.

         "Participant" means a person selected by the Committee to receive an Award under the Plan.

         "Permanent Disability" has the meaning specified in Section 22(e)(3) of the Code.

         "Plan" means this 2000 Equity Incentive Plan.

         "Restricted Period" means the period of time selected by the Committee during which an award of Restricted Stock may be forfeited to the Parent.

         "Restricted Stock" means the Securities of 1933, as amended from time to time, or any successor statute.

         "Subsidiary Corporation" or "Subsidiary" has the meaning specified in
Section 424(f) of the Code.

         "Ten Percent Stockholder" means an individual who owns (within the meaning of Section 424(d) of the Code) capital stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company or any Parent Corporation or Subsidiary Corporation at the time an Incentive Stock Option is granted under this Plan.

         "Treasury Regulations" means the permanent, temporary, proposed, or proposed and temporary regulations of the Department of Treasury under the Code, as lawfully amended from time to time.

SECTION 3.        ELIGIBILITY

         All employees and, in the case of Awards other than Incentive Stock Options, directors and Consultants of the Company of any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Such Awards granted shall cover such number of shares of the Parent's Common Stock as the Committee may determine in its sole discretion; provided, however, that if on the date of grant of an Award, any class of common stock of the Parent (including, without limitation, the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to an Award that may be granted to any Participant during any calendar year under the Plan shall be 750,000 shares.

SECTION 4.        STOCK SUBJECT TO PLAN

         (a) After the initial adoption of the Plan and subject to adjustment under Section 12, the maximum aggregate number of shares of the Parent's Common Stock that may be issued under this Plan shall be 1,975,000 shares.

         (b) The shares to be issued under this Plan may be available, at the discretion of the Board, from: (i) authorized but unissued shares; (ii) shares previously reserved for issuance upon exercise of Options which have expired or been terminated or issued upon Awards which terminated unexercised or were forfeited as provided below; or (iii) treasury shares and shares reacquired by the Parent.

         (c) If any Award in respect of shares of Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, including without limitation the surrender of shares of Stock in payment for or exercise of the Award or any tax obligation thereon, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or surrender, shall again be available for award under the Plan, subject, in the case of Incentive Stock Options, to any limitation required under the Code.

         (d) Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan.

SECTION 5.        ADMINISTRATION OF THE PLAN

         (a) The Plan shall be administered by the Committee. Except where the full Board serves as the Committee, the Committee shall serve at the pleasure of the Board, which may from time to time appoint additional members of the Committee, remove members and appoint new members in substitution for those previously appointed, and fill vacancies however caused. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee, except that where grants are being made to one or more members of the Committee, a member who is the subject of a grant being presented to that meeting shall count toward the quorum but may not vote on any grant at that meeting, and a majority of the members eligible to vote shall be sufficient for any action. The Committee may act by unanimous written consent in lieu of a meeting.

         (b) Subject to the express provisions of this Plan and provided that all actions taken shall be consistent with the purposes of this Plan, the Committee shall have full and complete authority and the sole discretion to: (i) determine those persons eligible under Section 3; (ii) select those persons to whom Awards shall be granted under the Plan; (iii) determine the time or times when Awards shall be granted; (iv) establish the terms and conditions upon which Options may be exercised or Awards vested, including exercise in conjunction with other awards made or compensation paid; (v) alter any restrictions or conditions upon any Awards, and (vi) adopt rules and regulations, establish, define and/or interpret any other terms and conditions, and make all other determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of this Plan.

         (c) Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

         (d) In making its determinations hereunder, the Committee shall take into account the nature of the services rendered or to be rendered by the Participant, their present and potential contributions to the success of the Company, and such other factors as the Committee, in its discretion, shall deem relevant in order to accomplish the purposes of the Plan.

SECTION 6         STOCK OPTIONS

         (a) General. Subject to the provisions of this Plan, the Committee may award Incentive Stock Options and Non-Qualified Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. Any Option granted under this Plan shall be upon such terms and conditions not inconsistent with this Plan as the Committee may determine. At the time of grant of any Option, the Committee shall specify whether the Option is intended to be an Incentive Stock Option but otherwise qualifies to be such, the Agreement will include a specific statement that it is not intended to qualify as an Incentive Stock Option. In no event shall the Committee make Awards during any consecutive twelve (12) month period such that the amount of such Awards exceeds the amounts specified in Rule 701(d) of the Securities Act, as the same may be amended, or any successor regulation.

         (b) Price. The price at which any shares of Stock may be purchased upon the exercise of an Option shall be determined by the Committee and shall be set forth in the related Agreement but may not be less than (i) in all cases, the minimum legal consideration required under the laws of the jurisdiction in which the Parent is the organized, (ii) in the case of Incentive Stock Options, the Fair Market Value of the Stock on the date of grant of the Option (or, in the case of Ten Percent Stockholders, 110% of the Fair Market Value on such date) and (iii) in the case of Non-Qualified Stock Options, such minimum amount as the Board may establish from time to time.

         (c) Period of Option. Each Option granted under this Plan shall continue in effect for such period as the Committee shall determine; provided, that any Incentive Stock Option must be granted within ten (10) years from the date of establishment of this Plan or the date the Plan is approved by stockholders, whichever is earlier, and must have a term of not more than five
(5) years from the date of grant.

         (d) Vesting of Right to Exercise. Unless the applicable Agreement provides otherwise, an Option shall become cumulatively exercisable as to 25% of the Stock covered thereby on the first anniversary of the date of grant, an additional 50% of the Stock covered thereby on the second anniversary of the date of grant and an additional 25% on the third anniversary. Notwithstanding anything to the contrary contained herein or in any Agreement, if a Change in Control Event occurs, then each outstanding Option shall be assumed, or an equivalent option substituted, by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or a parent or subsidiary of the successor corporation does not agree to assume the Options or to substitute equivalent options, the Board may, in lieu of such assumption or substitution, provide for Participants to have the right to exercise their Options as to all or a portion of the Awards, including any unvested portion of such Award, but in no event less than the portion of the Awards that were vested as of the effective date of the Change in Control Event, including that portion of the Award that was vested pursuant to this Section 6(d). If a Change in Control Event occurs and the Board makes the Options exercisable in lieu of assumption or substitution, the Board shall notify the Participants that their Options shall be exercisable for a period of not less than fifteen (15) days from the date of such notice, and the Options will terminate upon the expiration of such period. For the purposes of this subsection, the Options shall be considered assumed if, immediately following the Change in Control Event, the Options confer the right to purchase, for each share of Stock subject to the Option immediately prior to the Change in Control
Event, the consideration (whether stock, cash or other securities or property) received in the merger, consolidation or sale of assets or equity by holders of Stock for each share held on the effective date of the transaction. If the holders of the Stock were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock shall be the consideration received in the merger, consolidation or sale of assets or equity was not solely Stock of the successor corporation or its parent or subsidiary, the Board may, with the consent of the successor corporation or its parent or subsidiary, provide for the consideration to be received upon the exercise of the successor corporation or its parent or subsidiary equal in Fair Market Value to the per share consideration received by holders of Stock in the merger, consolidation or sale of assets or equity.

         (e) Additional Provisions for ISOs. In the case of Incentive Stock Options, the following additional conditions shall apply:

                  (i) Incentive Stock Options shall be granted only to employees of the Company;

                  (ii) No Incentive Stock Option shall be exercisable beyond three (3) months after the date upon which the Option holder ceases to be an employee of the Company or a Parent Corporation or Subsidiary Corporation, except that the Committee may provide in the Incentive Stock Option that in the event of termination of employment by reason of death or Permanent Disability of the holder, the Option may be exercised by the holder or his estate for a period of up to one (1) year after termination of employment;

                  (iii) Each Incentive Stock Option shall, by its terms, be transferable by the optionee only by will or the laws of the descent and distribution, and shall be exercisable only by such employee during his lifetime;

                  (iv) The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder; and

                  (v) To the extent that the aggregate Fair Market Value of Stock of the Parent with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and any other option plan of the Company (or any Affiliate) shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

         (f) Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Participant shall notify the Parent of any disposition of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

SECTION 7.        EXERCISE OF OPTIONS; PAYMENT

         (a) Options may be exercised in whole or in part at such time and in such manner as the Committee may determine and as shall be prescribed in the applicable Agreement. Notwithstanding anything to the contrary, no Option shall be exercisable until the date on which such Option vests.

         (b) The purchase price of shares of Stock upon exercise of an Option shall be paid by certified or cashier's check, or in any other (or a combination) of the following forms as the Committee may permit in its sole discretion, by the Option holder in full upon exercise: (i) property valued at Fair Market Value; (ii) delivery of a promissory note on such terms as determined by the Committee; (ii) delivery of shares of Stock (valued at Fair Market Value as of the last business day prior to the date of purchase of the Stock subject to the Option); or (iv) such other means as the Committee may permit.

         (c) After such time as the Stock is publicly traded and with the consent of the Committee, payment of the exercise price may also be made by delivery of a properly executed exercise notice to the Parent, together with a copy of irrevocable instructions to a broker to deliver promptly to the Parent the amount of sale or loan proceeds to pay the exercise price. To facilitate such arrangements, the Parent may enter into agreements for coordinating procedures with one or more securities brokerage firms. The date of delivery of such exercise notices shall be deemed the date of exercise.

         (d) The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable, including making the Stock issued upon exercise subject to restrictions on vesting or transferability, or to risk of forfeiture, upon the happening of such events as the Committee may determine, any of which may be accelerated or waived in the Committee's sole discretion.

         (e) No shares of Stock shall be issued upon exercise of any Option until full payment in the form approved by the Committee has been made and all other legal requirements applicable to the issuance or transfer of such shares and such other requirements as are consistent with the Plan have been complied with to the satisfaction of the Committee.

SECTION 8.        RESTRICTED STOCK

         (a) In addition to Incentive Stock Options and Non-qualified Stock Options, and subject to the provisions of the Plan, the Committee may award shares of Restricted Stock and impose such restrictions or conditions on the vesting of such Restricted Stock as it, in its sole discretion, deems appropriate, including the attainment of performance goals. Shares of

Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

         (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by this Plan, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Committee, shall be deposited by the Participant, together with a stock power endorsed in blank, with the Parent. At the expiration of the Restricted Period, the Parent shall deliver such certificates to the Participant or, if the Participant has died, to the Participant's Designated Beneficiary. In addition, all certificates representing Restricted Stock shall bear a legend as deemed appropriate by the Committee after consultation with legal counsel.

SECTION 9.        TERMINATION FROM THE COMPANY

         (a)      Options.
                  -------

         Unless the applicable Agreement provides otherwise, upon a Participant's termination from the Company and/or any Affiliate, the following shall occur with respect to the Options:

                  (i) if Participant's employment is terminated for any reason other than Cause, Permanent Disability or death, then (1) to the extent such Options are vested at the time of such termination, they shall remain vested and become exercisable in accordance with the terms hereof and remain exercisable until the later of (i) the date that is ninety (90) days after the date on which such Options first became exercisable, or (ii) the date that is ninety (90) days after the date on which employment was terminated, on which date they shall expire and (2) to the extent such Options were not vested at the time of termination, they shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term; and

                  (ii) if Participant's employment is terminated by reason of Participant's Permanent Disability or death, then
                           (1) to the extent such Options are vested at the time of such termination, they shall remain vested and become exercisable in accordance with the terms hereof and remain exercisable until the later of (i) the first anniversary of the date on which such Options first became exercisable, or (ii) the first anniversary of the date on which employment was terminated, on which date they shall expire and (2) to the extent such Options were not vested at the time of such termination, they shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term; and

                  (iii) if Participant's employment is terminated for Cause, all outstanding Options granted to Participant shall expire as of the commencement of business on the date of such termination.

         (b) Restricted Stock. Subject to such other provisions as the Committee may set forth in the applicable Agreement, and to the Committee's amendment authority under this Plan, the following shall occur:

                  (i) upon the termination of the Participant for any reason other than Cause, any and all Restricted Stock to which restrictions on transferability shall apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Parent; provided that if the Committee, in its sole discretion, shall within thirty (30) days of such termination notify the Participant in writing of its decision not to terminate the Participant's rights in such shares of Restricted Stock then the Participant shall continue to be the owner of such shares of Restricted Stock subject to the such continuing restrictions as the Committee may prescribe in such notice. In the event of a forfeiture of Restricted Stock pursuant to this section, the Parent shall repay the Participant (or the Participant's estate) any amount paid by the Participant for such shares of Restricted Stock. In the event that the Parent requires the return of Restricted Stock, it shall also have the right to require the return of all dividends or distributions paid on such Restricted Stock, whether by termination or any escrow arrangement under which such dividends or distributions are held or otherwise.

                  (ii) upon the termination of the Participant for Cause, all shares of Restricted Stock granted to such Participant whether or not vested as of the date of such termination shall immediately be returned to the Parent, along with any dividends or distributions paid of such Restricted Stock, and the Parent shall return to the Participant any amount paid by the Participant for such shares of Restricted Stock.

SECTION 10.       TRANSFERABILITY

         (a) Upon the death of a Participant, outstanding Options granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will of the laws of descent and distribution shall be effective to bind the Parent unless the Committee shall have been furnished with (i) written notice thereof and with a copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and (ii) an agreement by the transferee to comply with all terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by any acknowledgments made by the Participant in connection with the grant of the Award.

         (b) During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option unless (i) such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status or (ii) such Option is meant to qualify for the exemptions available under Rule 16b-3 of the Exchange Act, Rule 16b-3 shall require nontransferability, and the Committee and the Participant intend that it shall continue to so qualify. Subject to conditions that the Committee may prescribe in their discretion, a Participant may, upon providing written notice to the Secretary of the Parent, elect to transfer any or all Options granted to such Participant pursuant to this Plan to members of his or her "Family Member" as such term is defined in Rule 701(c)(3) of the Securities Act; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

SECTION 11.       GENERAL PROVISIONS APPLICABLE TO AWARDS

         (a) Documentation. Each Award under this Plan shall be evidenced by an Agreement specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of this Plan as the Committee considers necessary or advisable to achieve the purposes of this Plan or comply with applicable laws and accounting principles.

         (b) Date of Award. The date of any Award hereunder shall be the date upon which such Award is voted by the Committee (or approved by the full Board if such approval is legally required), unless the vote expressly provides otherwise.

         (c) Settlement. The Committee shall determine whether Awards are settled in whole or in part in cash, Stock, other securities of the Parent, Awards or other property. The Committee may permit a Participant to defer all or any portion of a payment under this Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Stock.

         (d) Dividends and Cash Awards. In the discretion of the Board, any Award may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

         (e) Withholding. The Participant shall pay to the Parent, or make provision satisfactory to the Committee for payment of, any taxes required by the law to be withheld in respect of Awards no later than the date of the event with respect to which the exercise or lapse of restrictions has resulted in the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Stock, including shares retained from the Award creating the tax obligations, valued at their Fair Market Value as of the last business day before the date of exercise or lapse of restrictions. The Parent and its Affiliates may, to the extent permitted by law, deduct any such tax required to be withheld from any payment of any kind otherwise due to the Participant.

         (f) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in this Plan as the Committee considers necessary or advisable to achieve the purposes of this Plan or to comply with applicable laws.

         (g) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise, or converting of an Incentive Stock Option to a Non-Qualified Stock Option; provided, that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (h) Loans. The Parent may make loans to Participants to permit them to exercise Options. If any such loans are made, the requirements of applicable Federal and State law regarding such loans shall be met.

         (i) Notification of Election under Section 83(b) of the Code. If any Participant shall, in connection with the acquisition of Restricted Stock under the Plan, make an election permitted under Section 83(b) of the Code, such Participant shall notify the Parent of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Section 83(b) of the Code.

SECTION 12.       ADJUSTMENTS

         Upon the occurrence of any of the following events, a Participant's rights with respect to Awards granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the applicable Agreement.

         (a) Stock Dividends, Stock Splits and Stock Combinations. If the shares of Stock shall be subdivided or combined into a greater or smaller number of shares or if the Parent shall issue any shares of stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased, and appropriate adjustments shall be made in the exercise price per share to reflect such subdivision, combination or stock dividend.

         (b) Consolidation or Mergers. If the Parent or the Company are (i) consolidated with or acquired by another entity in a merger or (ii) involved in the sale of all or substantially all of the Parent's or the Company's assets (either of clause (i) or (ii) being an "Acquisition"), the Committee or the Board of any entity assuming the obligations of the Parent or the Company hereunder shall, as to outstanding Awards, do any one or more of the following:

                  (i) making appropriate provision for the continuation of such Awards by substituting on an equitable basis for the Common Stock then subject to such Awards the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or

                  (ii) upon written notice to the Participant, provide that all Awards must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Awards (whether or not exercisable) shall terminate; or

                  (iii) terminate all Awards in exchange for a cash payment equal to the economic value of the Award (to the extent then exercisable) with the understanding that the economic value of all unexercisable Awards being nil, unless the Committee determines otherwise in its sole discretion.

         (c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Parent or the Company (other than an Acquisition) pursuant to which securities of the Parent or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive what he or she would have received if he or she had exercised prior to such recapitalization or reorganization.

         (d) Modification of Incentive Stock Options. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs (a), (b) or (c) with respect to Incentive Stock Options shall be made only after the Committee, after consulting with counsel for the Parent, determines whether such adjustments would constitute a "modification" of such Incentive Stock Options (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such Incentive Stock Options. If the Committee determines that such adjustments made with respect to Incentive Stock Options would constitute a modification of such Incentive Stock Options or would cause adverse consequences to the holders, it may refrain from making such adjustments.

         (e) Dissolution or Liquidation. Unless otherwise agreed by the Committee in an Agreement with the Participant, in the event of the proposed dissolution or liquidation of the Parent or the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

         (f) Issuances of Securities. Except as expressly provided herein, no issuance by the Parent of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Parent.

         (g) Fractional Shares. No fractional shares shall be issued under this Plan and the optionee shall receive from the Parent cash in lieu of such fractional shares.

         (h) Adjustments. Upon the happening of any of the events described in subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in Section 4 hereof and the number of shares that are subject to Awards which shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee shall determine the specific adjustments to be made under this Section 12 and, subject to Section 5, its determination shall be conclusive.

         If any person or entity owning Restricted Stock obtained by an Award hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs (a), (b) or (c) above as a result of owning such Restricted Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the Restricted Stock with respect to which such shares, securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

SECTION 13.       FAIR MARKET VALUE

         (a) If the Common Stock is then traded on any national securities exchange or automated quotation system which has sale price reporting, the Fair Market Value of the Common Stock shall be the mean between the high and law sales prices per share, if any, on such exchange or system on the date as of which Fair Market Value is being determined or, if none, shall be determined by taking a weighted average of the mean between the highest and lowest sales prices on the nearest date before and the nearest date after than date in accordance with Treasury Regulations Section 25.2512-2.

         (b) If the Common Stock is then traded on an exchange or system which does not have sale price reporting, the Fair Market Value of the Common Stock shall be the mean between the average of the "Bid" and the average of the "Ask" prices per share, if any, as reported for such the date as of which Fair Market Value is being determined, or, if none, shall be determined by taking a weighted average of the mean between the highest and lowest sales prices on the nearest date before the nearest date after such date in accordance with Treasury Regulations Section 25.2512-2.

         (c) With respect to other property or the Common Stock if it is not then publicly traded, the Fair Market Value of such property or per share of the Common Stock shall be determined by the Board under general principles of valuing other property or of stock of similar corporations whose shares are not publicly traded, which determination shall be conclusive and binding on all parties to the Plan.

SECTION 14.       SECURITIES MATTERS

         (a) Unless otherwise provided for in an Agreement with the Participant, the Parent shall be under no obligation to effect the registration pursuant to the Securities Act of any Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Parent shall not be obligated to cause or be issued or delivered any certificates evidencing Common Stock pursuant to this Plan unless and until the Parent is advised by its counsel that the issuance and delivery of such Common Stock is in compliance with all applicable laws, regulations of all governmental authorities and the requirements of any securities exchange on which the Common Stock is traded. The Committee may require, as a condition on the issuance and delivery of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares of Common Stock make such agreements and representations, and that the certificates representing such shares bear such legends, as the Committee, in its sole discretion, determine to be necessary or desirable.

         (b) The delivery of shares of Common Stock hereunder shall be effective only at such time as counsel to the Parent shall have determined that the delivery of such shares of Common Stock is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which the Common Stock is traded. The Committee, in its sole discretion, may delay the delivery of Common Stock hereunder to allow the delivery of such Common Stock to be made pursuant to registration or an exemption from registration or other method of compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to delay the effectiveness of a delivery. During the period of such delay in connection with the exercise of an Option, the participant may withdraw such exercise by serving written notice on the Parent and may obtain the refund of any amount paid in connection with such exercise.

15.      MISCELLANEOUS

         (a) No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. Except as expressly provided in the applicable Agreement or any other written agreement between the Company and Participant, the Company expressly reserves for itself and for its Affiliates the right at any time to dismiss a Participant free from any liability or claim under this Plan.

         (b) No Rights Other Than Those Expressly Created. No person eligible to receive Awards under this Plan shall have any claim or right to be granted an Award hereunder. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Award holder any right to continue to be affiliated with the Company or its Affiliates, (ii) giving any Award holder any equity or interest of any kind in any assets of the Parent or the Company, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Parent and the Company and any such person. As to any claim for any unpaid amounts under this Plan, any person having a claim for payments shall be an unsecured creditor. No Award holder shall have any rights of a stockholder with respect to shares of Common Stock covered by an Award until such time as the Common Stock has been issued.

         (c) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of New York.

         (d) Effective Date of Plan. The effective date of this Plan shall be the date of adoption by the Board. If this Plan is subject to the approval of the stockholders under paragraph (e) below, upon such approval it shall be effective as of the date of adoption by the Board. The Committee may grant Awards under the Plan prior to any such required stockholder approval, but such Awards shall become effective as of the date of grant upon such approval if Awards of that type require such approval.

         (e) Stockholder Approval. The adoption of this Plan, or any amendment hereto, shall be subject to approval by stockholders only to the extent required by (i) the Code, (ii) the rules of any stock exchange or over-the-counter stock market, or (iii) as otherwise required by law. Any such approval shall be obtained within the time required by such law or rule. Any stockholder approval of this Plan or any amendment requiring such approval shall mean the affirmative vote of at least a majority of the shares of capital stock present and entitled to vote at a duly held meeting of stockholders, unless a greater vote is required by state corporate law or the law or rule requiring stockholder approval, in which case such greater requirement shall apply. Stockholder approval may be obtained by written consent in lieu of a meeting to the extent permitted by applicable state law.

         (f) Amendment of Plan. The Board may at any time, and from time to time, amend, suspend or terminate this Plan in whole or in part; provided, however, that the Board may not modify the Plan in a manner requiring the approval of stockholders under paragraph (e) above unless such approval is obtained.

         (g) Term of Plan. This Plan shall terminate ten (10) years from the effective date, and no Award shall be granted under this Plan thereafter, but such termination shall not affect the validity of Awards granted prior to the date of termination.

         (h) Rights as a Stockholder. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Option until the date of issuance of a certificate with respect to such shares of Common Stock.

         (i) Failure to Comply. In addition to any other remedies of the Parent and the Company, failure by a Participant (or Designated Beneficiary) to comply with any of the terms and conditions of this Plan or the applicable Agreement, unless such failure is remedied by such Participant (or Designated Beneficiary) within 30 days after notices of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee may determine in its discretion.

         (j) Severability. If any provision of this Plan is held to be invalid or unenforceable, the other provisions of this Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in this Plan.

                                   PROXY CARD

PROXY                                                                    PROXY

                              WARREN RESOURCES INC.

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

         The undersigned holder of Common Stock of Warren Resources Inc., a New York corporation (the "Company"), revoking all proxies heretofore given, hereby appoints ____________ and _________, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company, to be held on November __, 2001 at 9:00 a.m. local time, at the Company's offices located at [________________], New York, New York, and at any adjournment or postponement thereof.

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

         Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR the proposal set forth on the reverse side.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE FOR PROPOSALS 1, 2, 3 AND 4

1. Proposal to approve the reincorporation of the Company in Delaware pursuant to an agreement and plan of merger dated ______ __, 2001 by and between the Company and Warren Resources Inc., a Delaware corporation and a wholly-owned subsidiary of the Company.

         FOR   |_|                   AGAINST   |_|              ABSTAIN   |_|


2.       Proposal to approve the Company's 2001 Stock Incentive Plan.

         FOR   |_|                   AGAINST   |_|              ABSTAIN   |_|


3.       Proposal to approve the Company's Key Employee Stock Incentive Plan.

         FOR   |_|                   AGAINST   |_|              ABSTAIN   |_|


4. Proposal to approve the Company's 2000 Equity Incentive Plan for Employees of Petroleum Development Corporation.

         FOR   |_|                   AGAINST   |_|              ABSTAIN   |_|

5. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

         The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR Proposals 1, 2, 3 and 4 and in accordance with the proxies' discretion on such other matters as may properly come before the meeting.

                                              Dated: _____________________, 2001

                                              ----------------------------------

                                              ----------------------------------
                                                           Signature(s)

                                    (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY

          FOLD AND DETACH HERE IF YOU ARE NOT VOTING ON THE INTERNET OR
                                  BY TELEPHONE

                              WARREN RESOURCES INC.

Dear Shareholder:
We encourage you to take advantage of Internet or telephone voting, both of which are available 24 hours a day, seven days a week. If you vote electronically you must provide the control number that is printed in the box above, just below the perforation. Have the control number handy when you vote on the Internet or by telephone.

1. To vote on the
Internet:         Go to www.voteproxy.com and follow the prompts.


2. To vote by
 telephone:       On a touch-tone telephone call 1-800-PROXIES (1-800-776-9437).

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card. IF YOU VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                  Your vote is important. Thank you for voting.





                                        2